       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2012.

                                                             FILE NOS. 333-08859
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER

                         THE SECURITIES ACT OF 1933                         [  ]


                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 45                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                     [  ]


                                  Amendment No. 46                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                               1 SUNAMERICA CENTER

                       LOS ANGELES, CALIFORNIA 90067-6121

              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER

                       LOS ANGELES, CALIFORNIA 90067-6121

 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Five of SunAmerica Annuity and Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE



                              PART A -- PROSPECTUS



Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 44 under the Securities Act of 1933 and Amendment No. 45 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on August 26, 2011, Accession No. 0000950123-11-080493.



A supplement dated April 30, 2012 to the Prospectus is included in Part A of this Post-Effective Amendment No. 45 under the Securities Act of 1933 and Amendment No. 46 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727.

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Seasons/Seasons Select II
                                                Variable Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Seasons/Seasons Select
                                                II Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
                       SEASONS VARIABLE ANNUITY PROSPECTUS
                              DATED AUGUST 29, 2011
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO APRIL 30, 2012 ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO APRIL 30, 2012.

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING, "OWNERSHIP STRUCTURE OF THE COMPANY" IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS:

SunAmerica Annuity and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. (AIG), a Delaware corporation.

AIG is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


Dated: April 30, 2010



                Please keep this Supplement with your Prospectus

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE
                  SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS
                              DATED AUGUST 29, 2011
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS HAS BEEN CHANGED TO APRIL 30, 2012. ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO APRIL 30, 2012.

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES IN THE FEE TABLE SECTION OF THE PROSPECTUS:

UNDERLYING FUND EXPENSES (AS OF DECEMBER 31, 2011)

TOTAL ANNUAL UNDERLYING FUND EXPENSES                    MINIMUM   MAXIMUM
-------------------------------------                    -------   -------
(expenses that are deducted from Trusts assets,
including management fees, 12b-1 fees, if applicable,
and other expenses)                                        0.67%     1.42%


THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

        MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU ELECT SEASONS REWARDS

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, (including the optional Maximum Anniversary Value Death Benefit (0.15%) and EstatePlus (0.25%)), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.42%).

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                    $1,363     $2,094     $2,932     $4,709
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $463      $1,394     $2,332     $4,709
                    ========================================


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%)

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                    $1,115     $1,364     $1,739     $2,452
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $215       $664      $1,139     $2,482
                    ========================================

    MAXIMUM AND MINIMUM EXPENSE EXAMPLES IF YOU DO NOT ELECT SEASONS REWARDS

THE FOLLOWING REPLACES THE MAXIMUM AND MINIMUM EXPENSE EXAMPLES IN THE
PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, (including the optional Maximum Anniversary Value Death Benefit (0.15%), and EstatePlus (0.25%)), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.42%).

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                    $1,163     $1,994     $2,732     $4,709
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $463      $1,394     $2,332     $4,709
                    ========================================


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.67%)

(1) If you surrender your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $915      $1,264     $1,539     $2,452
                    ========================================


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ========================================
                     $215       $664      $1,139     $2,452
                    ========================================


THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUBHEADING, "OWNERSHIP STRUCTURE OF THE COMPANY" IN THE OTHER INFORMATION SECTION OF THE PROSPECTUS:

SunAmerica Annuity and US Life are indirect, wholly owned subsidiaries of American International Group, Inc. (AIG), a Delaware corporation.

AIG is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.

Dated: April 30, 2012

                Please keep this Supplement with your Prospectus

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT FIVE

                SEASONS AND SEASONS SELECT II VARIABLE ANNUITIES


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated April 30, 2012, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-7862 or by written request addressed to:


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 2012.

                               TABLE OF CONTENTS
Separate Account and the Company ..........................................    3

General Account............................................................    4

Master-Feeder Structure....................................................    5

Performance Data...........................................................    6

Market Value Adjustment ("MVA") for Seasons Select II Contracts Issued
  Before May 2, 2005.......................................................   10

Annuity Income Payments....................................................   13

Annuity Unit Values........................................................   14

Taxes......................................................................   17

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................   27

Distribution of Contracts..................................................   28

Financial Statements

   Separate Account Financial Statements...................................   28

   SunAmerica Annuity and Life Assurance Company Financial Statements......   28

   American Home Statutory Basis Financial Statements......................   29

   American International Group, Inc. Financial Information................   29

SEPARATE ACCOUNT AND THE COMPANY
--------------------------------------------------------------------------------

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company (the "Company"). These were name changes only and did not affect the substance of any contract.

The Company is an indirect, direct wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios, or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following Underlying Funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management Corp. ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:


     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.


CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------

                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------

                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.

OTHER PORTFOLIOS

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.


MARKET VALUE ADJUSTMENT ("MVA") FOR SEASONS SELECT II CONTRACTS ISSUED BEFORE MAY 2, 2005
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Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 -- 1

    where:

    I is the interest rate you are earning on the money invested in the Fixed Account;

    J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

    N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

    L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

    If a withdrawal is made within 30 days after the end of a guarantee period;

    If a withdrawal is made to pay contract fees and charges;

    To pay a death benefit; and

Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

    (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

    (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:

                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 -- 1
                    = [(1.05)/(1.04+0.005)]18/12 -- 1
                    = (1.004785)1.5 -- 1
                    = 1.007186 -- 1
                    = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 -- 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                         $3,760 x (+0.007186) = +$27.02

    $27.02 represents the positive MVA that would be added to the withdrawal.

ANNUITY INCOME PAYMENTS
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INITIAL MONTHLY ANNUITY INCOME PAYMENTS

     The initial Annuity Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Annuity Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Annuity Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Annuity Income Payment. The number of Annuity Units determined for the first variable Annuity Income Payment remains constant for the second and subsequent monthly variable Annuity Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Annuity Income Payments using the Income Protector feature, the Income Benefit Base is determined as below. The initial monthly Annuity Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Annuity Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Annuity Income Option selected.

ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 annuity income monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.


Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions, designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs, designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -    after attainment of age 59 1/2;

     -    when paid to your beneficiary after you die;

     -    after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -    dividends paid with respect to stock of a corporation described in IRC
          Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -    distributions from IRAs for higher education expenses;

     -    distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply; and

     - The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS


The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.


TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a contract or custodial account in a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. We reserve the right to treat partial transfers as tax-reportable distributions, rather than as partial 1035 exchanges, in recognition of certain questions which remain notwithstanding recent IRS guidance on the subject. Such treatment for tax reporting purposes, however, should not prevent a taxpayer from taking a different position on their return, in accordance with the advice of their tax counsel or other tax consultant, if they believe the requirements of IRC Section 1035 have been satisfied. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS


The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities


Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2012 is the lesser of 100% of includible compensation or $17,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2012 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2012 may not exceed the lesser of $50,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities


Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2012 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2012. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2012 of less than $92,000, your contribution may be fully deductible; if your income is between $92,000 and $112,000, your contribution may be partially deductible and if your income is $112,000 or more, your contribution may not be deductible. If you are single and your income in 2012 is less than $58,000, your contribution may be fully deductible; if your income is between $58,000 and $68,000, your contribution may be partially deductible and if your income is $68,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2012 is between $173,000 and $183,000, your contribution may be partially deductible.


(d) Roth IRAs


Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2012 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2012. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2012 is less than:
$173,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
--------------------------------------------------------------------------------


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2011, from SunAmerica Annuity and Life Assurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
CCO Investment Services Corporation
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Financial Network Investment Corporation
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                  MARKETING EXPENSE PAYMENTS TO AMERICAN FUNDS

Pursuant to an agreement between the Company, Capital Research and Management Company and American Funds Distributors, Inc. ("AFD"), the Company will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of Purchase Payments invested in Underlying Funds of American Funds Insurance Series. This expense is not paid directly by contract Owners.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Five are incorporated by reference in this Statement of Additional Information to Form N-4, Post-Effective Amendment No. 44 under the Securities Act of 1933 and Amendment No. 45 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on August 26, 2011, Accession No. 0000950123-11-080493:

     -   Report of Independent Registered Public Accounting Firm

     -   Statements of Assets and Liabilities, April 30, 2011

     -   Schedules of Portfolio Investments, April 30, 2011

     -   Statements of Operations for the year ended April 30, 2011

     - Statements of Changes in Net Assets for the years ended April 30, 2011 and 2010

     -   Notes to Financial Statements


SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY FINANCIAL STATEMENTS


The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in this Statement of Additional Information.

     -   Report of Independent Registered Public Accounting Firm

     -   Consolidated Balance Sheets - December 31, 2011 and 2010

     - Consolidated Statements of Income (Loss) - Years Ended December 31, 2011, 2010 and 2009

     - Consolidated Statements of Comprehensive Income (Loss) - Years Ended December 31, 2011, 2010 and 2009

     - Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2011, 2010 and 2009

     - Consolidated Statements of Cash Flows - Years Ended December 31, 2011, 2010 and 2009

     -   Notes to Consolidated Financial Statements


The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

The following statutory financial statements of American Home Assurance Company are included in this Statement of Additional Information:


     -   Report of Independent Auditors

     - Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2011 and 2010

     - Statutory Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2011, 2010 and 2009

     - Statutory Statements of Cash Flow for the years ended December 31, 2011, 2010 and 2009

     -   Notes to Statutory Basis Financial Statements


You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006 at 4 p.m. Eastern time ("Point of Termination"). Contracts with an issue date after the point of Termination are not covered by the American Home guarantee.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditor for American Home Assurance Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American International Group, Inc. does not underwrite any insurance policy referenced herein.

The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                  Page
                                                                Number(s)
                                                                ---------
Report of Independent Registered Public Accounting Firm           -

Consolidated Balance Sheets - December 31, 2011 and 2010         1 to 2

Consolidated Statements of Income (Loss) -
  Years Ended December 31, 2011, 2010 and 2009                     3

Consolidated Statements of Comprehensive Income (Loss) -
  Years Ended December 31, 2011, 2010 and 2009                     4

Consolidated Statements of Shareholder's Equity - Years Ended
  December 31, 2011, 2010 and 2009                                 5

Consolidated Statements of Cash Flows - Years Ended
  December 31, 2011, 2010 and 2009                               6 to 7

Notes to Consolidated Financial Statements                       8 to 62

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Annuity and Life Assurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows present fairly, in all material respects, the financial position of SunAmerica Annuity and Life Assurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 25, 2012

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                          December 31,
                                                                   ---------------------------
                                                                      2011             2010
                                                                   ------------      ---------
                                                                          (In millions)
ASSETS:
Investments:
     Fixed maturity securities, available for sale, at fair value
       (amortized cost:  2011 - $3,486; 2010 - $2,575)             $      3,588      $   2,620
     Fixed maturity securities, trading, at fair value                       20             19
     Hybrid securities, trading, at fair value                               12              -
     Mortgage and other loans receivable (net of allowance:
       2011 - $14; 2010 - $21)                                              403            395
     Policy loans                                                           105            116
     Mutual funds, at fair value                                              1              1
     Partnerships (portion measured at fair value:  2011 - $2;
       2010 - $2)                                                           203            194
     Derivative assets, at fair value                                       131            131
     Short-term investments (portion measured at fair value:
       2011 - $157; 2010 - $491)                                            277            706
                                                                   ------------      ---------
Total investments                                                         4,740          4,182


Cash                                                                        212             76
Accrued investment income                                                    41             37
Income taxes receivable from Parent                                           -             38
Deferred policy acquisition costs                                           516            612
Deferred sales inducements                                                   93            108
Deferred tax asset                                                          348              7
Amounts due from related parties                                             49             16
Receivable from brokers                                                       3              1
Other assets                                                                 84             84
Separate account assets, at fair value                                   21,039         22,685
                                                                   ------------      ---------
TOTAL ASSETS                                                       $     27,125      $  27,846
                                                                   ============      =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                            December 31,
                                                                -----------------------------------
                                                                     2011                2010
                                                                -------------         -------------
                                                                          (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY:
Liabilities:
Policyholder contract deposits                                  $       4,543         $      3,649
Future policy benefits                                                    417                  379
Income taxes payable to Parent                                            102                    -
Payable to brokers                                                          -                    3
Other liabilities                                                         201                  220
Separate account liabilities                                           21,039               22,685
                                                                --------------        ------------
TOTAL LIABILITIES                                                      26,302               26,936
                                                                --------------        ------------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 10)

SHAREHOLDER'S EQUITY:
 Common stock, $1,000 par value, 4,000 shares authorized,
   3,511 shares issued and outstanding                                      4                    4
 Additional paid-in capital                                             1,249                1,245
 Accumulated deficit                                                     (486)                (372)
 Accumulated other comprehensive income                                    56                   33
                                                                --------------        ------------
TOTAL SHAREHOLDER'S EQUITY                                                823                  910
                                                                --------------        ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $      27,125         $     27,846
                                                                ==============        ============

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                      Years ended December 31,
                                                                          ------------------------------------------------
                                                                             2011               2010               2009
                                                                          ----------         ---------          ----------
                                                                                          (In millions)
REVENUES:
     Fee income:
          Variable annuity fees, net of reinsurance                       $      516         $     470           $     424
          Asset management fees                                                   41                40                  35
          Universal life insurance policy fees, net of reinsurance                23                25                  28
          Surrender charges                                                       13                15                  20
          Other fee income                                                        13                13                  11
                                                                          ----------         ---------           ---------
     Total fee income                                                            606               563                 518

     Net investment income                                                       211               206                 208
     Net realized investment gain (loss):
          Total other-than-temporary impairment losses on
            available for sale securities                                        (25)              (54)               (159)
          Portion of other-than temporary impairments on available for sale fixed maturity securities recognized in accumulated
            other comprehensive income (loss)                                      2               (15)                 35
                                                                          ----------         ---------           ---------
          Net other-than-temporary impairments on available for sale
            fixed maturity securities recognized in net income (loss)            (23)              (69)               (124)
          Other realized investment gains (losses)                              (282)              151                 318
                                                                          ----------         ---------           ---------
     Total net realized investment gain (loss)                                  (305)               82                 194
                                                                          ----------         ---------           ---------
TOTAL REVENUES                                                                   512               851                 920
                                                                          ----------         ---------           ---------

BENEFITS AND EXPENSES:
     Interest credited on policyholder contract deposits                         131               129                 133
     Amortization of deferred sales inducements                                   47                71                 103
     Policyholder benefits                                                       119                32                 196
     Amortization of deferred policy acquisition costs                           316               221                 523
     General and administrative expenses, net of deferrals                       140               166                 176
     Commissions, net of deferrals                                                98                88                  75
                                                                          ----------         ---------           ---------
TOTAL BENEFITS AND EXPENSES                                                      851               707               1,206
                                                                          ----------         ---------           ---------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                               (339)              144                (286)

INCOME TAX EXPENSE (BENEFIT)                                                    (225)               55                (115)
                                                                          ----------         ---------           ---------
NET INCOME (LOSS)                                                         $     (114)        $      89           $    (171)
                                                                          ==========         =========           =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                          Years ended December 31,
                                                                  ------------------------------------------
                                                                      2011             2010          2009
                                                                  ------------       --------      --------
                                                                             (In millions)
NET INCOME (LOSS)                                                 $       (114)      $    89       $   (171)
                                                                  ------------       -------       --------

OTHER COMPREHENSIVE INCOME (LOSS):

     Net unrealized gains of fixed maturity investments on
       which other-than-temporary credit impairments were
       taken net of reclassification adjustments                            55           161            302
     Deferred income tax benefit (expense) on above changes                (19)          (57)          (106)

     Net unrealized gains on all other invested assets
       arising during the period                                             -             -              3
     Deferred income tax expense on above changes                            -             -             (1)

     Adjustment to deferred policy acquisition costs and
       deferred sales inducements                                           (7)            -              -
     Deferred income tax benefit on above changes                            2             -              -

     Foreign currency translation adjustments                                -             -              2
     Deferred income tax expense on above changes                            -             -             (1)

     Insurance loss recognition                                            (13)            -              -
     Deferred income tax benefit on above changes                            5             -              -
                                                                  ------------       -------       --------

OTHER COMPREHENSIVE INCOME                                                  23           104            199
                                                                  ------------       -------       --------

COMPREHENSIVE INCOME (LOSS)                                       $        (91)      $   193       $     28
                                                                  ============       =======       ========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                 Years ended December 31,
                                                         ---------------------------------------
                                                              2011             2010          2009
                                                         -------------       ---------    -----------
                                                                       (In millions)
COMMON STOCK:
   Balance at beginning and end of year                  $           4       $       4     $        4
                                                         -------------       ---------      ---------

ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  1,245           1,224          1,220
      Capital contribution from Parent (see Note 11)                 4              21              4
                                                         -------------       ---------      ---------
   Balance at end of year                                        1,249           1,245          1,224
                                                         -------------       ---------      ---------

ACCUMULATED DEFICIT:
   Balance at beginning of year                                   (372)           (461)          (466)
      Cumulative effect of accounting change, net of tax             -               -            176
      Net income (loss)                                           (114)             89           (171)
                                                         -------------       ---------      ---------
   Balance at end of year                                         (486)           (372)          (461)
                                                         -------------       ---------      ---------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                     33             (71)          (127)
      Cumulative effect of accounting change, net of tax             -               -           (143)
      Other comprehensive income                                    23             104            199
                                                         -------------       ---------      ---------
   Balance at end of year                                           56              33            (71)
                                                         -------------       ---------      ---------

TOTAL SHAREHOLDER'S EQUITY                               $         823       $     910      $     696
                                                         =============       =========      =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended December 31,
                                                             -------------------------------------------
                                                                 2011             2010           2009
                                                             -----------       ---------       ---------
                                                                            (In millions)
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)                                            $      (114)      $      89       $    (171)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS)
   TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Net realized investment (gain) loss                               305             (82)           (194)
   Interest credited on policyholder contract deposits               131             129             133
   Amortization of deferred sales inducements                         47              71             103
   Amortization of deferred policy acquisition costs                 316             221             523
   Equity in income of partnerships                                  (10)            (25)            (37)
   Accretion of net discount on investments                          (20)             (7)             (8)
   Provision for deferred income tax (benefit)                      (353)             77             177
   Unrealized (gains) losses in earnings - net                         -              (8)              -
   Capitalized interest                                               (8)             (9)             (9)
   Change in:
      Accrued investment income                                       (4)             (2)              4
      Deferral of deferred acquisition costs                        (240)           (172)            (87)
      Income taxes receivable from/payable to Parent                 140             253            (370)
      Due from/to related parties                                    (33)            (30)              6
      Other assets                                                     -               5              (7)
      Future policy benefits                                          38             (54)             40
      Other liabilities                                              (18)             19              21
   Other, net                                                         (6)             (9)             24
                                                             -----------       ---------       ---------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                         171             466             148
                                                             -----------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of:
   Fixed maturity securities                                      (1,461)           (983)           (249)
   Mortgage and other loans receivable                               (35)            (60)            (19)
   Derivatives                                                      (188)           (150)           (949)
   Other investments, excluding short-term investments               (13)              -               -
Sales of:
   Fixed maturity securities                                         229             233             205
   Equity securities                                                   -               1               -
   Partnerships                                                        -               1               7
   Derivatives                                                       325              76             255
   Other investments, excluding short-term investments                 -              18              (2)
Redemptions and maturities of:
   Fixed maturity securities                                         321             128             302
   Mortgage and other loans receivable                                33              46              47
Policy loans issued                                                   (4)             (9)             (9)
Payments received on policy loans                                     23              30              41
Net change in short-term investments                                 429              78             623
                                                             -----------       ---------       ---------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES       $      (341)      $    (591)      $     252
                                                             -----------       ---------       ---------

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                            Years ended December 31,
                                                            -----------------------------------------------------
                                                                  2011                2010                 2009
                                                            -------------          -------------        ---------
                                                                                 (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                               $       1,230          $        850         $     354
Policyholder account withdrawals                                     (353)                 (346)             (475)
Net exchanges to/(from) separate accounts                            (377)                 (212)             (201)
Claims and annuity payments, net of reinsurance                      (194)                 (184)             (181)
Capital contribution                                                    -                    31                 -
                                                            -------------          ------------         ---------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES              306                   139              (503)
                                                            -------------          ------------         ---------
INCREASE (DECREASE) IN CASH                                           136                    14              (103)
CASH AT BEGINNING OF PERIOD                                            76                    62               165
                                                            -------------          ------------         ---------
CASH AT END OF PERIOD                                       $         212          $         76         $      62
                                                            =============          ============         =========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received from (paid to) Parent                 $          12          $        275         $     (78)
                                                            =============          ============         =========

Non-cash activity:
     Bonus interest and other deferrals credited to
       policyholder contract deposits                       $          19          $         14         $      11
                                                            =============          ============         =========
     Capital contribution of fixed and other assets
       and assumption of liabilities                        $           -          $        (10)        $       4
                                                            =============          ============         =========

          See accompanying notes to consolidated financial statements.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   NATURE OF OPERATIONS

SunAmerica Annuity and Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of SAFG Retirement Services, Inc. ("SAFGRS"), a wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts for use within retirement savings and income market. The Company owns 100 percent of the outstanding capital stock of its consolidated subsidiary, SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: SunAmerica Capital Services, Inc. ("SACS") and SunAmerica Fund Services, Inc. ("SFS").

SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing agent, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, the financial condition of AIG, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets and individual longevity. The Company has treaties to reinsure a majority of the guaranteed minimum income benefits and a small portion of the guaranteed death benefits for equity and mortality risk on its variable annuity contracts. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility.

Products for the annuity operations and asset management operations are marketed through affiliated and non-affiliated independent broker-dealers, full-service securities firms and financial institutions. From time to time, certain non-affiliated distribution firms may represent a 10 percent or greater concentration of premiums received. In each of the years ended December 31, 2011, 2010 and 2009, a different non-affiliated selling organization in the annuity operations represented 15 percent, 19 percent and 16 percent of premiums received, respectively. With respect to the annuity operations, no other non-affiliated selling organization was responsible for 10 percent or more of premiums received for any such period. One non-affiliated selling organization in the asset management operations represented 21 percent of deposits in 2011 and 2010. Two non-affiliated selling organizations in the asset management operations represented 16 percent and 11 percent of sales in 2009. With respect to the asset management operations, no other non-affiliated selling organization was responsible for 10 percent or more of sales for any such period.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1  PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

     -    future  policy  benefits;
     -    policyholder  contract  deposits;
     -    recoverability  of  deferred  policy  acquisition  costs  ("DAC");
     -    estimated  gross  profits  ("EGPs")  for investment-oriented products;
     -    other-than-temporary  impairments;
     - estimates with respect to income taxes, including recoverability of deferred tax assets; and
     - fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed").

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

2.2  INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY, HYBRID AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available for sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3  INVESTMENTS (CONTINUED)

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity securities and hybrid securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II and hybrid securities. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

IMPAIRMENT POLICIES

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income
(loss). The Company refers to both credit impairments and non-credit impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY - FIXED MATURITY SECURITIES - EFFECTIVE APRIL 1, 2009 AND THEREAFTER

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3  INVESTMENTS (CONTINUED)

In periods subsequent to the recognition of an other-than-temporary impairment charge that are not foreign exchange related for available for sale fixed maturity securities, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset-backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of these securities.

When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO and ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     -    Current delinquency  rates;
     -    Expected default  rates  and  the  timing  of  such defaults;
     -    Loss severity  and  the  timing  of  any  recovery;  and
     -    Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro-economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

IMPAIRMENT POLICY - EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities candidates for other-than-temporary impairment if they meet any of the following criteria:

     - The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);
     - A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
     - The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3  INVESTMENTS (CONTINUED)

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary ("severity losses").

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage and other loans are classified as loans held for investment.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans are fully collateralized by the cash surrender value of the policy.

MUTUAL FUNDS

Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

PARTNERSHIPS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partners or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.3 INVESTMENTS (CONTINUED)

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor a trader in derivative instruments. See Note 5 for additional discussion of derivatives.

The Company issues or has issued certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. The GMAV and GMWB are considered embedded policy derivatives that are required to be bifurcated from the host contract and carried at fair value. See Notes 2.7 and 8 for further discussion of GMAV and GMWB. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The reserves for GMAV and GMWB embedded policy derivatives are included in policyholder contract deposits and all other derivatives are reported in derivative assets or derivative liabilities in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gain (loss) in the consolidated statements of income (loss).

SHORT-TERM INVESTMENTS

Short-term investments consist of interest-bearing money market funds, investment pools and investments with original maturities within one year from the date of purchase, such as commercial paper.

2.4 CASH

Cash represents cash on hand and non-interest bearing demand deposits.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.5  DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, surrender charges, direct administrative expenses, and mortality and morbidity gains and losses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in earnings as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
(loss).

With respect to the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is 7.5 percent.

The Company currently offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holders are primarily reflected in separate account liabilities in the consolidated balance sheet. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus amounts must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.6  SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options and minimum guarantees made by the Company with respect to certain policies. The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheet. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income
(loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded policy derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance and depending on the provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded policy derivatives was modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments. See Notes 3.1 and 8 for further discussion of GMWB and GMAV.

The Company recorded an increase of approximately $3.5 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.8  FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on substantially all of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMIB is a feature the Company offered on certain variable annuity products from 1998 to 2004. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. See Note 8 for discussion of certain assumptions. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to Policyholder benefits in the consolidated statements of income (loss) if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9  NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     - Dividend income from common and preferred stock and distributions from other investments.

     - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     - Earnings from partnership investments in private equity and hedge fund investments accounted for under the equity method.

     -    Interest income on mortgage, policy and other loans.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.10 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     - Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), investments in private equity and hedge funds and other types of investments.

     - Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other types of invested assets for other-than-temporary impairments.

     -    Changes in fair value of derivative assets and liabilities.

     - Exchange gains and losses resulting from foreign exchange transactions.

2.11 FEE INCOME

Fee income includes variable annuity fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on premiums received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

2.12 INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.13 ACCOUNTING CHANGES

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $58.0 million and an after-tax decrease in the Company's shareholder's equity of approximately $37.7 million, which consists of an increase in accumulated deficit at January 1, 2012. The retrospective adoption will affect income (loss) before income taxes (benefit) by approximately $13.4 million, ($21.1) million, and $119.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts as well as advertising costs included in DAC that no longer meet the criteria for deferral under the accounting standard.

COMMON FAIR VALUE MEASUREMENTS AND DISCLOSURE REQUIREMENTS IN GAAP AND INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the new standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy and requires additional disclosures.

The new standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income (loss) and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which became effective for the Company beginning on January 1, 2011. See Note 3 herein.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 4.3 herein.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VIES

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain VIEs with an approach focused on identifying which enterprise has the power to direct the activities of a VIE that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with VIEs. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for VIEs with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for and (iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted this standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase shareholder's equity by $33.3 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $175.9 million and an increase to accumulated other comprehensive loss of $142.6 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain non-credit impairment charges directly attributable to the change in accounting principle (see Note 11). The cumulative effect adjustment resulted in an increase of $221.2 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

This standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     - Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

     - The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     - For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of this accounting standard for other-than-temporary impairments:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.13 ACCOUNTING CHANGES (CONTINUED)

                                                                (Increase)
                                                               Decrease to
                                            (Increase)         Accumulated         Net Increase
                                            Decrease to           Other           (Decrease)in
                                           Accumulated        Comprehensive       Shareholder's
                                             Deficit              Loss               Equity
                                          --------------     ---------------  -----------------
                                                              (In millions)
Net effect of the increase in
 amortized cost of  available for
 sale fixed maturity securities           $         221   $         (221)    $                -
Net effect of DAC and deferred sales
 inducements                                        (41)               -                    (41)
Net effect on deferred income tax asset              (4)              78                     74
                                          -------------   --------------     ------------------
Net increase (decrease) in the Company's
 shareholder's equity                     $         176   $         (143)    $               33
                                          =============   ==============     ==================

DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of this standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. This standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. This standard was effective beginning October 1, 2009 for the Company. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of this standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. This standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. This standard was effective for interim and annual periods ended after December 15, 2009. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein for disclosure.


3.   FAIR VALUE MEASUREMENTS

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

- Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

- Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

- Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

- The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

- Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third-party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY, HYBRID AND EQUITY SECURITIES - TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity, hybrid and equity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market observable information, as applicable. If fair value is determined using financial models, these valuation models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third-party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third-party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third-party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third-party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity and equity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS AND CDOS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS and CDOs. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CMBS and CDOs is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4.2 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $14.9 million. Subsequently, and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets, (ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities. See Note 15 for further discussion of ML II.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

MUTUAL FUNDS

Mutual funds consist of interests in registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

PARTNERSHIPS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company updates valuation inputs only when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.1  FAIR VALUE MEASUREMENTS ON A RECURRING BASIS (CONTINUED)

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded policy derivative liabilities decreased by $257 million, which is partially offset by an increase of $160 million of related DAC amortization.

3.2  ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                                                                 Cash
                                                                             Counterparty     Collateral
                                  Level 1       Level 2       Level 3        Netting (1)         (5)           Total
                               ------------   ----------   ------------     --------------   ------------   -----------
                                                                    (In millions)
December 31, 2011
Assets:
 Fixed maturity securities,
  available for sale:
  U.S. government obligations  $          -   $       16   $          -   $            -   $         -    $        16
  Foreign government                      -           24              -                -             -             24
  States, territories
   and political subdivisions             -           42              -                -             -             42
  Corporate debt                          -        2,527             12                -             -          2,539
  Mortgage-backed,
   asset-backed and
   collateralized:
   Residential mortgage-
    backed securities                     -          298            219                -             -            517
   Commercial mortgage-
    backed securities                     -          119             83                -             -            202
   Collateralized debt
    obligation/Asset-
    backed securities                     -          153             95                -             -            248
                               ------------   ----------   ------------   --------------   ------------   -----------
Total fixed maturity
 securities, available
 for sale                                 -        3,179            409                -             -          3,588
                               ------------   ----------   ------------   --------------   ------------   -----------
Fixed maturity
 securities, trading:
 Collateralized debt
  obligation/Asset-
  backed securities                       -            -             20                -             -             20
Hybrid securities:
 Mortgage-backed,
  asset-backed
  and collateralized:
  Commercial mortgage-
   backed securities                      -            7              -                -                            7
  Collateralized debt
   obligation/Asset-
   backed securities                      -            -              5                -             -              5
                               ------------   ----------   ------------   --------------   ------------   -----------
Total hybrid securities                   -            7              5                -             -             12
                               ------------   ----------   ------------   --------------   ------------   -----------
Mutual funds                              1            -              -                -             -              1
Partnerships (2)                          -            -              2                -             -              2
Derivative assets:
  Interest rate contracts                 -           13              -                -             -             13
  Foreign exchange
   contracts                              -            2              -                -             -              2
  Equity contracts                       85           56              -                -             -            141
  Counterparty netting
   and cash collateral                    -            -              -                -           (25)           (25)
                               ------------   ----------   ------------   --------------   ------------   -----------
 Total derivative assets                 85           71              -                -           (25)           131
                               ------------   ----------   ------------   --------------   ------------   -----------
 Short-term investments (3)              27          130              -                -             -            157
 Separate account assets             21,039            -              -                -             -         21,039
                               ------------   ----------   ------------   --------------   ------------   -----------
  Total                        $     21,152   $    3,387   $        436   $            -   $       (25)       $24,950
                               ============   ==========   ============   ==============   ============   ===========

Liabilities:

Policyholder contract
 deposits (4)                  $          -   $        -   $        607   $            -   $         -    $       607
                               ============   ==========   ============   ==============   ============   ===========

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)


                                                                  Counterparty     Cash
                               Level 1    Level 2      Level 3     Netting (1)  Collateral (5)  Total
                               --------   --------   ----------   -----------   -------------  -------
                                                           (In millions)
December 31, 2010
Assets:
 Fixed maturity
  securities, available
  for sale:
    U.S. government
     obligations               $      3   $     12   $        -   $       -     $      -  $        15
    Foreign governments               -         28            -           -            -           28
    States, territories
     and political
     subdivisions                     -         21            -           -            -           21
    Corporate debt                    -      2,094           10           -            -        2,104
    Mortgage-backed,
     asset-backed and
     collateralized:
     Residential mortgage-
      backed securities               -         60          121           -            -          181
     Commercial
      mortgage-
      backed securities               -         48           85           -            -          133
     Collateralized
      debt obligations                -         81           44           -            -          125
      Other debt
      securities                      -         13            -           -            -           13
                               --------   --------   ----------   ---------    ---------   ----------
 Total fixed maturity
  securities, available
  for sale                            3      2,357          260           -            -        2,620
                               --------   --------   ----------   ---------    ---------   ----------
 Fixed maturity
  securities, trading:
  Collateralized
   debt obligation/Asset-
   backed securities                  -          -           19           -            -           19
 Mutual funds                         1          -            -           -            -            1
 Partnerships (2)                     -          -            2           -            -            2
 Derivative assets:
  Interest rate contracts             -          8            -           -            -            8
  Foreign exchange contracts          -          3            -           -            -            3
  Equity contracts                   59         53           15           -            -          127
  Counterparty netting and
   cash collateral                    -          -            -           -           (7)          (7)
                               --------   --------   ----------   ---------    ---------   ----------
 Total derivative assets             59         64           15           -           (7)         131
                               --------   --------   ----------   ---------    ---------   ----------
 Short-term investments (3)         292        199            -           -            -          491
 Separate account assets         22,685          -            -           -            -       22,685
                               --------   --------   ----------   ---------    ---------   ----------
   Total                       $ 23,040   $  2,620   $      296   $       -    $      (7)  $   25,949
                               ========   ========   ==========   =========    =========   ==========

Liabilities:
Policyholder
 contract deposits (4)         $      -   $      -   $      174   $       -    $       -   $     174
                               ========   ========   ==========   =========    =========   ==========

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2  ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
     (CONTINUED)

     (1) Represents netting of derivative exposures covered by a qualifying master netting agreement.

     (2) Amounts presented for partnerships in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

     (3) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $120 million and $215 million at December 31, 2011 and 2010, respectively.

     (4) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB and GMAV embedded policy derivatives which are measured at estimated fair value on a recurring basis.

     (5)  Represents cash collateral posted and received.

At December 31, 2011 and 2010, Level 3 assets were 1.6 percent and 1.1 percent of total assets and Level 3 liabilities were 2.3 percent and 0.6 percent of total liabilities, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the years ended December 31, 2010 and 2011.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during the years ended December 31, 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2011 and 2010 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2011 and 2010:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)


                                                                                                                           Changes
                                                                                                                             in
                                                                                                                         Unrealized
                                                                                                                            Gains
                                         Net                                                                              (Losses)
                                       Realized                                                                           Included
                                         and                          Purchases,                                          in Income
                                      Unrealized     Accumulated        Sales,                                               on
                          Fair          Gains           Other         Issuances                                  Fair    Instruments
                         Value         (Losses)     Comprehensive        and           Gross        Gross       Value      Held at
                       Beginning       Included        Income        Settlements,    Transfers    Transfers     End of     End of
                       of Period      in Income        (Loss)            Net             In          Out        Period     Period
                     --------------  ------------  ---------------  --------------   ----------  -----------   -------- ------------
                                                                  (In millions)
December 31, 2011
Assets:
 Fixed maturity
  securities,
  available
  for sale:
  Corporate debt     $           10  $           -  $             1  $            -   $       14  $      (13)  $     12  $        -
  Mortgage-backed,
   asset-backed and
   collateralized:
   Residential
    mortgage-
    backed
    securities                  121             -                6              88            4            -        219           -
   Commercial
    mortgage-
    backed
    securities                   85            (4)              (8)             10            -            -         83           -
   Collateralized
    debt obligations             44             -                1              40           21          (11)        95           -
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Total fixed
 maturity
 securities,
 available
 for sale                       260            (4)               -             138           39          (24)       409           -
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Fixed maturity
 securities,
 trading:
 Collateralized Debt
  obligation/Asset-
  backed securities              19             1                -               -            -            -         20           1

Hybrid securities:
 Mortgage-backed,
  asset-backed and
  collateralized
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
 Collateralized debt
  obligation/Asset-
  backed securities               -             -                -               5            -            -          5          (1)
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Total hybrid
 securities                       -             -                                5            -            -          5          (1)
                     --------------  ------------  ---------------  --------------   ----------  -----------   --------  ----------
Partnerships                      2             -               -                -            -            -          2           -
Derivative assets -
 equity contracts                15             -               -                -            -          (15)         -           -
                     --------------  ------------  --------------   --------------   ----------  -----------   --------  ----------
Total                $          296  $         (3)  $           -   $          143   $       39  $       (39) $     436  $        -
                     ==============  ============  ==============  ===============  =========== ============  ========= ===========

Liabilities:
 Policyholder
  contract deposits  $         (174)  $      (422)  $           -   $          (11)  $        -   $        -  $   (607) $         -
                     ==============  ============  ==============  ===============  =========== ============  ========= ===========

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                                                                                         Changes
                                                                                                                            in
                                                                                                                        Unrealized
                                                                                                                          Gains
                                             Net                                                                         (Losses)
                                           Realized                                                                      Included
                                        and Unrealized     Accumulated        Purchases,                                in Income
                            Fair            Gains             Other             Sales,                       Fair     on Instruments
                           Value           (Losses)       Comprehensive       Issuances                     Value        Held at
                         Beginning         Included          Income        and Settlements,       Net       End of        End of
                         of Period        in Income          (Loss)              Net           Transfers    Period        Period
                       --------------  ----------------  ---------------  ------------------  -----------  --------  ---------------
                                                                    (In millions)
December 31, 2010
Assets:
 Fixed maturity
  securities, available
  for sale:
  States, territories
   and political
   subdivisions         $           -  $             (2)  $            -  $                -  $       2   $      -  $              -
  Corporate debt                   35                (1)              (1)                 (2)        (21)       10                 -
  Residential mortgage-
   backed securities               82               (34)              50                 (18)         41       121                 -
  Commercial
   mortgage-backed
   securities                      69               (16)              52                 (25)          5        85                 -
  Collateralized
   debt obligations                37                 -                5                  14         (12)       44                 -
                       --------------  ----------------  ---------------  ------------------  -----------  --------  ---------------
 Total fixed
  maturity securities,
  available for sale              223               (53)             106                 (31)         15       260                 -
Fixed maturity
 securities, trading              11                  7                -                   1           -        19                 -
Partnerships                       1                (1)                -                   -           2         2                 -
Derivative assets                  -                 -                 -                  15           -        15                 -
                       --------------  ----------------  ---------------  ------------------  -----------  --------  ---------------
Total                  $         235   $           (47)  $           106  $             (15)  $       17   $   296   $             -
                       ==============  ================  ===============  ==================  ===========  ========  ===============

Liabilities:
 Policyholder
  contract deposits    $        (477)  $           303   $             -  $               -   $        -   $  (174)  $             -
                       =============   ===============   ===============  =================   ==========   ========  ===============

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as follows:

                                                                 Net
                                                               Realized
                                                  Net         Investment
                                               Investment       Gains
                                                 Income        (Losses)     Total
                                             --------------  ------------  -------
                                                             (In millions)
                      December 31, 2011
                      Fixed maturity
                       security securities,
                       available for sale    $           17  $       (21)  $   (4)
                      Fixed maturity
                       securities, trading                1            -        1
                      Policyholder contract
                       deposits                           -         (422)    (422)

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

                                                       Net
                                                     Realized
                                        Net         Investment
                                     Investment       Gains
                                       Income        (Losses)     Total
                                   --------------  ------------  -------
                                                   (In millions)
            December 31, 2010
            Fixed maturity
             security securities,
             available for sale    $            3  $       (56)  $  (53)
            Fixed maturity
             securities, trading                7            -        7
             Partnerships                       -           (1)      (1)
            Policyholder contract
             deposits                           -          303      303

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                   Purchases,
                                                                     Sales,
                                                                    Issuances
                                                                       and
                                                                   Settlement,
                             Purchases    Sales     Settlements      Net (1)
                          --------------  -----    -------------  -------------
                                              (In millions)
December 31, 2011

ASSETS:
Fixed maturity
 security securities,
 available for sale:
 Mortgage-backed,
  asset-backed
  and collateralized:
   Residential mortgage-
    backed securities     $          132  $    -  $        (44)  $          88
   Commercial mortgage-
    backed securities                 14       -            (4)             10
   Collateralized debt
    obligations                       58       -           (18)             40
                          --------------  ------  -------------  -------------
Total fixed maturity
 securities, available
 for sale                            204       -           (66)            138
                          --------------  ------  -------------  -------------
Hybrid securities:
 Mortgage-backed,
  asset-backed and
  collateralized:
 Collateralized debt
  obligations/Asset-
  backed securities                    5       -             -               5
                          --------------  ------  -------------  -------------
Total hybrid securities                5       -             -               5
                          --------------  ------  -------------  -------------
  Total                   $          209  $    -  $        (66)  $         143
                          ==============  ======  =============  =============

LIABILITIES:
Policyholder
 contract deposits        $            -  $   16  $         (5)  $          11
                          --------------  ------  -------------  -------------
  Total                   $            -  $   16  $         (5)  $          11
                          ==============  ======  =============  =============

(1)  There were no issuances during the year ended December 31, 2011.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS
(CONTINUED)

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

TRANSFERS OF LEVEL 3 ASSETS

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, ABS, and private placement corporate debt. The transfers into Level 3 of investments in certain RMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, ABS, and certain derivatives assets. Transfers out of Level 3 for private placement corporate debt, ABS, and for certain derivative assets were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The Company has one hedge fund investment that calculates net asset value per share (or its equivalent). For this investment, which is measured at fair value on a recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

At December 31, 2011 and 2010, the fair value using net asset value of this security is $1.9 million and $2.2 million, respectively, with an investment category of distressed. The distressed category includes securities of companies that are already in default, under bankruptcy protection, or troubled. This investment is redeemable annually, with a redemption notice ranging from 90 days to 180 days. This investment cannot be redeemed, in part, because the investment includes partial restrictions. The partial restrictions were put in place in 2007 and do not have stated end dates. The partial restrictions relate to at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.3 FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.

These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below.

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships.

MORTGAGE AND OTHER LOANS

When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY AND HYBRID SECURITIES, TRADING

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. The election to measure financial instruments at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

The Company has elected fair value accounting for its economic interest in ML
II. Net unrealized gains of $0.6 million and $7.8 million in the years ended December 31, 2011 and 2010, respectively, and a net unrealized loss of $0.4 million in the year ended December 31, 2009, were recorded to reflect the change in the fair value of ML II, as a component of net investment income in the consolidated statements of income (loss).

The Company has elected fair value accounting for its hybrid securities. A net unrealized loss of $0.4 million in the year ended December 31, 2011 is included in the consolidated statements of income (loss) from hybrid securities classified as trading securities.

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE (CONTINUED)

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value on a recurring basis:

                                             2011                    2010
                                       -----------------      ------------------
                                       Carrying    Fair        Carrying    Fair
                                         Value    Value          Value    Value
                                       --------  -------      ---------- -------
                                                       (In millions)
ASSETS:
 Mortgage and other loans receivable   $     403  $  448         $   395  $  439
 Policy loans                                105     105             116     116
 Partnerships                                201     201             192     192
 Short-term
  investments                                120     120             215     215

LIABILITIES:
 Policyholder contract deposits (1)    $   3,936  $3,857       $   3,475  $3,426

(1) Net embedded policy derivatives within liability host contracts are presented within policyholder contract deposits.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The following table presents the cost or amortized cost, gross unrealized gains and losses and fair value of fixed maturity and equity securities available for sale by major category:

                                                                                     Other-
                          Cost or         Gross        Gross                     Than-Temporary
                         Amortized     Unrealized    Unrealized       Fair        Impairments
                            Cost          Gains        Losses        Value        in AOCI (1)
                        -------------- -----------  ------------  ------------  ----------------
                                                     (In millions)
December 31, 2011
Fixed maturity
 securities, available
 for sale:
 U.S. government
  obligations           $           13 $         3  $         -   $         16  $             -
 Foreign government                 22           2            -             24                -
 States, territories
  and political
  subdivisions                      42           -            -             42                -
 Corporate debt                  2,401         159          (21)         2,539                4
 Mortgage-backed,
 asset-backed and
 collateralized:
  Residential mortgage-
   backed securities               536          13          (32)           517              (16)
  Commercial mortgage-
   backed securities               223          10          (31)           202              (13)
  Collateralized debt
   obligations                     249           3           (4)           248                -
                        -------------- -----------  ------------  ------------  ----------------
Total fixed maturity
 securities, available
 for sale               $        3,486 $       190  $       (88)  $      3,588  $           (25)
                        ============== ===========  ============  ============  ================


                                                                                     Other-
                           Cost or          Gross        Gross                    Than-Temporary
                          Amortized      Unrealized   Unrealized      Fair         Impairments
                             Cost           Gains        Losses       Value        in AOCI (1)
                        --------------  -----------  ------------  -----------  ----------------
                                                 (In millions)
December 31, 2010
Fixed maturity
 securities, available
 for sale:
 U.S. government
  obligations           $           14  $         1  $         -   $        15   $             -
 Foreign government                 28            -            -            28                 -
 States, territories
  and political
  subdivisions                      21            -            -            21                 -
 Corporate debt                  2,006          119          (21)        2,104                 3
 Mortgage-backed,
  asset-backed and
  collateralized:
  Residential mortgage-
   backed securities               210            5          (34)          181               (16)
  Commercial mortgage-
   backed securities               153            2          (22)          133                (3)
  Collateralized debt
   obligations                     128            1           (4)          125                 -
Other debt securities               15            1           (3)           13                 -
                        -------------- -----------  ------------   -----------    ---------------
Total fixed maturity
 securities, available
 for sale               $        2,575  $       129  $       (84)  $     2,620   $           (16)
                        ==============  ===========  ============  ===========   ================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

(1) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income which were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables summarize the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2011 and 2010:

                          Less than 12 Months          12 Months or More              Total
                       --------------------------    -----------------------   -----------------------
                                      Unrealized                  Unrealized                Unrealized
                        Fair Value       Loss         Fair Value     Loss       Fair Value     Loss
                       --------------------------    -----------------------   -----------------------
                                                        (In millions)
December 31, 2011:
Corporate debt         $          335 $       (14)  $        46 $        (7)  $       381 $       (21)
Mortgage-backed,
 asset-backed and
 collateralized:
 Residential
  mortgage-backed
  securities                      185          (9)           82         (23)          267         (32)
 Commercial
  mortgage-backed
  securities                       49         (13)           41         (18)           90         (31)
 Collateralized debt
  obligations                     108          (3)            9          (1)          117          (4)
                       --------------------------    ----------------------    ----------------------
Total                  $          677 $       (39)  $       178 $       (49)  $       855 $       (88)
                       ==========================    ======================    ======================




                          Less than 12 Months          12 Months or More              Total
                       --------------------------    -----------------------   -----------------------
                                     Unrealized                   Unrealized                Unrealized
                        Fair Value       Loss         Fair Value     Loss       Fair Value     Loss
                       --------------------------    -----------------------   -----------------------
                                                        (In millions)
December 31, 2010:
U.S. government
 obligations           $            3 $         -   $         - $         -   $         3 $         -
Corporate debt                    444         (16)           37          (5)          481         (21)
Mortgage-backed,
 asset-backed and
 collateralized:
 Residential
  mortgage-backed
  securities                       39          (3)          107         (31)          146         (34)
 Commercial
  mortgage-backed
  securities                       28           -            77         (22)          105         (22)
 Collateralized debt
  obligations                      69          (1)           22          (3)           91          (4)
Other debt securities               -           -            13          (3)           13          (3)
                       --------------------------   -----------------------   -----------------------
Total                  $          583 $       (20)  $       256 $       (64)  $       839 $       (84)
                       ==========================   =======================   =======================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE (CONTINUED)

As of December 31, 2011, the Company held 162 individual fixed maturity securities that were in an unrealized loss position, of which 60 individual securities were in a continuous unrealized loss position for longer than twelve months.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                      Cost or Amortized
                                            Cost          Fair Value
                                     -------------------  -----------
                                                  (In millions)
Due in one year or less              $              61  $        61
Due after one year
through five years                                 639          670
Due after five years
through ten years                                1,622        1,711
Due after ten years                                156          179
Mortgage-backed, asset-backed
  and collateralized securities                  1,008          967
                                     -----------------  -----------
  Total fixed maturity
    securities, available for sale   $           3,486  $     3,588
                                     =================  ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2011, the Company's investments included three investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments included one short-term money market pool and two partnerships. At December 31, 2010, the Company's investments included three investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investments included one short-term money market pool, one U.S. Treasury bill and one partnership.

At December 31, 2011, $8.2 million of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Included in the fixed maturity securities available for sale at December 31, 2011 are bonds carried at fair value of $33.8 million that were issued by affiliates.

At December 31, 2011, fixed maturity securities included $410.8 million of securities not rated investment grade.

At December 31, 2011, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $6.7 million.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company has any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 and 15 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the program participants.

Net unrealized gains of $0.6 million and $7.8 million in the years ended December 31, 2011 and 2010, respectively, and a net unrealized loss of $0.4 million in the year ended December 31, 2009, were recorded to reflect the change in the fair value of ML II, as a component of net investment income in the consolidated statements of income (loss).

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $408.0 million. All of the commercial mortgages were current as to payments of principal and interest at December 31, 2011.

The commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

           Number
             of                                                                                % of
State      Loans    Amount *   Apartments   Offices   Retails   Industrials   Hotels   Other   Total
          --------  --------   -----------  --------  --------  ------------  -------  ------  -----
                                           (Dollars in millions)
California     10   $     139  $         2  $     15  $      5  $         57  $     9  $   51   34.1
New York        7          55           25        23         -             7        -       -   13.5
Hawaii          1          45            -         -         -             -       45       -   11.0
Michigan        5          41           22         -         -             3        -      16   10.0
Indiana         2          35            -        18         -             -        -      17    8.6
All other
 states        10          93            2        38         1            15       27      10   22.8
          -------  ----------- -----------  --------  --------  ------------  -------  ------  -----
Total          35   $     408  $        51  $     94  $      6  $         82  $    81  $   94  100.0
          =======  =========== ===========  ========  ========  ============  =======  ======  =====

* Excludes portfolio valuation allowance and other loans receivable

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The following table presents the credit quality indicators for commercial mortgage loans at December 31, 2011:

                                                    Class
                          --------------------------------------------------------------
                                                                                                     %
              Number                                                                                of
             of Loans      Apartments   Offices   Retails   Industrials   Hotels   Other   Total   Total
            ------------- ------------ --------- --------- ------------- -------- ------- ------- --------
                                                      (Dollars in millions)
Credit
Quality
 Indicator:
In good
 standing           35    $        51  $     94  $      6  $         82  $    81  $   94  $  408  100.0
            ==========    ===========  ========  ========  ============  =======  ======  ======  =====
Valuation
 allowance           -    $         -  $      5  $      -  $          7  $     -  $    2  $   14      -
            ----------    -----------  --------  --------  ------------  -------  ------  ------  -----

METHODOLOGY USED TO ESTIMATE THE ALLOWANCE FOR CREDIT LOSSES

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                        2011         2010            2009
                                   ------------  -------------   ------------
                                                 (In millions)

Allowance, beginning of year       $          21      $       7   $          -
  Charge offs                                 (1)             -              -
  Additions (reductions) to
    allowance for losses                      (6)            14              7
                                   -------------   ------------   ------------
Allowance, end of year             $          14     $       21    $         7
                                   =============   ============   ============

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.3 MORTGAGE AND OTHER LOANS RECEIVABLE (CONTINUED)

The Company's impaired mortgage loans are as follows:

                                  2011
                             --------------
                             (In millions)
Impaired loans with
  valuation allowances       $          10
Impaired loans without
  valuation allowances                   -
                             -------------
  Total impaired loans                  10

Valuation allowance
  on impaired loans                     (2)
                             -------------
  Impaired loans, net        $           8
                             =============

The Company did not impair any mortgage and other loans receivable during the years ended December 31, 2010 and 2009.

The Company recognized $1 million in interest income on the above impaired mortgage loans for the year ended December 31, 2011.

4.4 PARTNERSHIPS

Investments in partnerships totaled $203 million and $194 million at December 31, 2011 and 2010, respectively, and were comprised of four partnerships and five partnerships, respectively. These partnerships consist of private equity and hedge fund investments and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

4.5 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2011         2010           2009
                                ----------   ----------    ------------
                                             (In millions)
Investment income:
  Fixed maturity securities  $        168    $     151     $      129
  Mortgage and other
    loans receivable                   28           27             27
  Policy loans                          9            3             10
  Partnerships                         10           25             37
  Short-term investments                -            2              3
  Other investment income               -            1              4
                             ------------   ----------     ----------
Gross investment income               215          209            210
Investment expenses                    (4)          (3)            (2)
                             ------------   ----------     ----------
  Net investment income      $        211   $      206     $      208
                             ============   ==========     ==========

The carrying value of investments that produced no investment income during 2011 was $6.7 million, which is 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.6 NET REALIZED INVESTMENT GAIN (LOSS)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                        2011         2010        2009
                                    -----------   ---------   ----------
                                                 (In millions)
Sales of fixed maturity
  securities, available for sale     $        7   $       6  $         -
Mortgage and other loans                      5         (13)           -
Derivative asset and liabilities            139        (144)      (1,104)
Embedded policy derivatives                (433)        303        1,430
Other-than-temporary impairments            (23)        (69)        (124)
Other                                         -          (1)          (8)
                                    -----------   ---------   ----------
Net realized investment gain (loss)  $     (305)  $      82    $     194
                                    ===========   =========   ==========

The following table presents the gross realized gains and losses from sales or redemptions of the Company's available for sale securities for the years ended December 31:

                      2011                   2010                  2009
            ----------------------  --------------------- ---------------------
               Gross      Gross       Gross      Gross      Gross      Gross
              Realized   Realized    Realized   Realized   Realized   Realized
               Gains      Losses      Gains      Losses     Gains      Losses
            ----------- ----------  ---------- ---------- ---------- ----------
                                        (In millions)
Fixed
 maturity
 securities $        11 $       (4) $        6 $        - $       12 $      (12)
            ----------- ----------  ---------- ---------- ---------- ----------
Total       $        11 $       (4) $        6 $        - $       12 $      (12)
            =========== ==========  ========== ========== ========== ==========

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company for the years ended December 31:

                                                               Nine Months Ended
                                        2011          2010     December 31, 2009
                                   -------------   ---------   -----------------
                                                      (In millions)
Balance, beginning
 of period                         $       (214)   $    (155)  $             -
  Increases due to:
   Credit losses remaining in
     accumulated deficit related
     to the adoption of new other
     -than-temporary impairment
     standard                                 -           -               (115)
   Credit impairments on new
     securities subject to
     impairment losses                       (8)         (31)                (8)
   Additional credit impairments
     on previously impaired
     securities                             (13)         (38)               (43)

  Reductions due to:
   Credit impaired securities
     fully disposed for which there
     was no prior intent or
     requirement to sell                      8            7                  9
   Accretion on securities
     previously impaired due to
     credit                                  12            3                  2
                                   ------------    ---------   ----------------
Balance, end of year               $       (215)   $    (214)  $           (155)
                                   ============    =========   ================

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.6 NET REALIZED INVESTMENT GAIN (LOSS) (CONTINUED)

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                 At Date of
                                                 Acquisition
                                             -------------------
                                                (In millions)
Contractually required payments
  (principal and interest)                   $               261
Cash flows expected to be collected (a)                      189
Recorded investment in acquired securities                   133

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                             December 31, 2011
                                             -------------------
                                               (In millions)
Outstanding principal balance                $               188
Amortized cost                                               121
Fair value                                                   115

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.6 NET REALIZED INVESTMENT GAIN (LOSS) (CONTINUED)

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                    2011
                                               --------------
                                                (In millions)
Balance, beginning of year                   $            -
  Newly purchased PCI securities                          56
  Accretion                                               (6)
  Effect of changes in interest rate indices               -
  Net reclassification from (to)
    non-accretable difference,
    including effects of prepayments                      18
                                             ---------------
Balance, end of year                         $            68
                                             ===============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk. See Notes 3 and 4 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded policy derivatives, held at:

                                            Derivative Assets            Derivative Liabilities
                                     ------------------------------   -----------------------------
                                        Notional       Fair Value       Notional      Fair value
                                        Amount (1)        (2)          Amount (1)        (2)
                                     ------------  ----------------   ------------ ----------------
                                                         (In millions)
December 31, 2011
Derivatives not designated as
hedging instruments:
  Interest rate contracts            $          75   $           13   $            -   $          -
  Foreign exchange contracts                    11                2                -              -
  Equity contracts                           2,853              141                -              -
  Other contracts (3)                            -                -           13,914            607
                                     -------------   --------------   --------------   ------------
Total derivatives, gross             $       2,939              156   $       13,914            607
                                     =============                    ==============
  Counterparty netting                                           -                                -
  Cash collateral                                              (25)                               -
                                                     --------------                    ------------
Total derivatives, net                                          131                             607
Less: Bifurcated embedded
 policy derivatives                                               -                            (607)
Total derivatives on balance sheets                  $          131                    $          -
                                                     ==============                    ============

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

                                            Derivative Assets            Derivative Liabilities
                                     ------------------------------   -----------------------------
                                       Notional        Fair Value        Notional       Fair value
                                       Amount (1)         (2)           Amount (1)         (2)
                                     -------------   --------------   --------------   ------------
                                                             (In millions)
December 31, 2010
Derivatives not designated as
hedging instruments:
  Interest rate contracts            $          75   $            8   $            -   $          -
  Foreign exchange contracts                    14                3                -              -
  Equity contracts                           2,456              127              137              -
  Other contracts (3)                            -                -           10,937            174
                                     -------------   --------------   --------------   ------------
Total derivatives, gross             $       2,545              138   $       11,074            174
                                     =============                    ==============
  Counterparty netting                                            -                               -
  Cash collateral                                                (7)                              -
                                                     --------------                    ------------
Total derivatives, net                                          131                             174

Less: Bifurcated embedded
 policy derivatives (4)                                           -                            (174)
                                                     --------------                    ------------
Total derivatives on balance sheets                  $          131                    $          -
                                                     ==============                    ============

     (1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

     (2) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

     (3) Included in the Other contracts are bifurcated embedded policy derivatives related to living benefits which are recorded within policyholder contract deposits in the consolidated balance sheets.

     (4) 2010 includes a change in valuation assumption relating to embedded policy derivatives.

The Company has taken positions in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company has determined that its derivative financial instruments do not qualify for hedge accounting.

Interest rate or foreign currency swap agreements are agreements to exchange with a counterparty, at specified intervals, interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance (notional amount). Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest payment due date, which is included in the consolidated statements of income (loss).

Index options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company has purchased cash settled put and call options on the S&P 500 index to offset the risk of certain guarantees of annuity policy values.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Futures contracts are agreements between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on U.S. treasury notes, U.S. treasury bonds to offset the risk of certain guarantees on annuity policy values.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded policy derivatives and gains and losses on sales of derivatives in net realized investment gain (loss) in the consolidated statements of income (loss):

                                       2011       2010        2009
                                    ---------   --------   ---------
                                            (In millions)
Derivatives not designated
  as hedging instruments:
  Interest rate contracts           $        6   $      6   $    (172)
  Foreign exchange contracts                 -          2          (1)
  Equity contracts                         133       (152)       (931)
                                    ----------   --------   ---------
Total derivatives not designated
  as hedging instruments                   139       (144)     (1,104)
Embedded policy derivatives               (433)       303       1,430
                                    ----------   --------   ---------
Total derivative instruments        $     (294)  $    159   $     326
                                    ==========   ========   =========

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded policy derivatives. The fair value of these embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded policy derivatives are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $37.8 million and $36.7 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed.
The Company has a significant variable economic interest in ML II, which is a VIE. The Company's involvement with ML II is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by ML II. See Notes 4 and 15 herein for further discussion.

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. VARIABLE INTEREST ENTITIES (CONTINUED)

In all instances, the Company consolidates a VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                    Maximum Exposure to Loss
                        -------------------------------------------------
                        Total VIE   On-Balance   Off-Balance
                          Assets       Sheet        Sheet        Total
                        ---------   ----------   -----------   ----------
                                         (In millions)
December 31, 2011
ML II                   $   9,254   $       20   $        -    $       20
                        ---------   ----------   -----------   ----------
Total                   $   9,254   $       20   $        -    $       20
                        =========   ==========   ==========    ==========

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified in fixed maturity securities, trading on the Company's balance sheets.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred policy acquisition costs:

                                                    Years ended December 31,
                                            ----------------------------------------
                                                2011         2010           2009
                                            ------------ ------------    -----------
                                                        (In millions)
Balance at beginning of year                 $      612    $      671    $     1,151
  Deferrals                                         226           162             79
  Accretion of interest/amortization               (149)          (99)             3
  Effect of net unrealized (gain)
    loss on securities (1)                           (6)            -              -
  Effect of realized (gains)
    losses on securities                           (167)         (122)          (268)
  Effect of unlocking assumptions
    used in estimating future gross
    profits (2)                                       -             -           (294)
                                            -----------    ----------    -----------
Balance at end of year                       $      516    $      612    $       671
                                            ===========    ==========    ===========

(1) In 2009, includes a decrease of $36.2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS (CONTINUED)

  (2) The Company adjusts amortization of deferred acquisition costs when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amount was primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                         Bonus        Distribution
                                        Payments         Costs        Total
                                     --------------  --------------  --------
                                                     (In millions)
AT DECEMBER 31, 2011:
Balance at beginning of year         $          88   $          20   $    108
  Deferrals                                     19              14         33
  Accretion of interest/amortization           (17)            (11)       (28)
  Effect of net unrealized
   (gain) loss on securities                    (1)              -         (1)
  Effect of realized (gains)
    losses on securities                       (19)              -        (19)
                                     --------------  --------------  --------
Balance at end of year               $          70   $          23   $     93
                                     ==============  ==============  ========

                                         Bonus        Distribution
                                        Payments         Costs        Total
                                     --------------  --------------  --------
                                                     (In millions)
AT DECEMBER 31, 2010:
Balance at beginning of year         $         134   $          21   $    155
  Deferrals                                     14              10         24
  Accretion of interest/amortization           (46)            (11)       (57)
  Effect of realized (gains)
    losses on securities                       (14)              -        (14)
                                     --------------  --------------  --------
Balance at end of year               $          88   $          20   $    108
                                     ==============  ==============  ========

                                         Bonus        Distribution
                                        Payments         Costs        Total
                                     --------------  --------------  ---------
                                                     (In millions)
AT DECEMBER 31, 2009:
Balance at beginning of year         $         217   $          28   $     245
  Deferrals                                     11               7          18
  Accretion of interest/amortization             5             (14)         (9)
  Effect of realized (gains)
    losses on securities (1)                   (49)              -         (49)
  Effect of unlocking
    assumptions used in estimating
    future gross profits (2)                   (50)              -         (50)
                                     --------------  --------------  ---------
Balance at end of year               $         134   $          21   $     155
                                     ==============  ==============  =========



     (1) In 2009, includes a decrease of $5.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

     (2) The Company adjusts amortization of deferred sales inducements when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. The 2009 amounts were primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. In the first quarter of 2009, the long-term separate account growth rate assumption was reduced to 7.5 percent from 10 percent.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                    2011         2010
                                ------------  ----------
                                       (In millions)
Policyholder contract deposits:
  Annuities                     $      3,462  $    2,521
  Universal life                       1,057       1,105
  Other contract deposits                 24          23
                                ------------  ----------
                                $      4,543  $    3,649
                                ============  ==========
Future policy benefits:
  Annuities                     $        417  $      379
                                ============  ==========

Details concerning the Company's exposure to guaranteed benefits were as follows:

                                                                                           Highest
                                                                                          Specified
                                                                                         Anniversary
                                                                                        Account Value
                                                                       Return of Net         Minus
                                                                      Deposits Plus a     Withdrawals
                                                                          Minimum             Post
                                                                           Return         Anniversary
                                                                      ---------------   --------------
                                                                          (Dollars in millions)
AT DECEMBER 31, 2011:
In the event of death (GMDB and EEB):
     Net account value                                                $         9,632   $       10,597
     Net amount at risk (a)                                                     1,142            1,470
     Average attained age of contract holders                                      66               67
     Range of guaranteed minimum return rates (GMDB)                             0%-5%               0%

At annuitization (GMIB):
     Net account value                                                $         1,365
     Net amount at risk (b)                                                       110
     Weighted average period remaining until earliest annuitization         0.3 years
     Range of guaranteed minimum return rates                                  0%-6.5%

Accumulation at specified date (GMAV):
     Account value                                                    $           961
     Net amount at risk (c)                                                        23
     Weighted average period remaining until guaranteed payment             3.0 years

Annual withdrawals at specified date (GMWB):
     Account value                                                    $        10,592
     Net amount at risk (d)                                                     1,358
     Weighted average period remaining until guaranteed payment            16.6 years

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                                                                        Highest
                                                                                       Specified
                                                                                      Anniversary
                                                                                     Account Value
                                                                    Return of Net        Minus
                                                                   Deposits Plus a    Withdrawals
                                                                       Minimum            Post
                                                                       Return         Anniversary
                                                                   ---------------   -------------
                                                                        (Dollars in millions)
AT DECEMBER 31, 2010:
In the event of death (GMDB and EEB):
   Net account value                                                $        8,982    $     11,564
   Net amount at risk (a)                                                      909           1,073
   Average attained age of contract holders                                     68              70
   Range of guaranteed minimum return rates (GMDB)                            0%-5%              0%

At annuitization (GMIB):
   Net account value                                                $        1,662
   Net amount at risk (b)                                                       79
   Weighted average period remaining until earliest annuitization        0.7 years
   Range of guaranteed minimum return rates                                 0%-6.5%

Accumulation at specified date (GMAV):
   Account value                                                    $        1,264
   Net amount at risk (c)                                                       14
   Weighted average period remaining until guaranteed payment            4.0 years

Annual withdrawals at specified date (GMWB):
   Account value                                                    $        9,169
   Net amount at risk (d)                                                      715
   Weighted average period remaining until guaranteed payment           18.8 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $68.0 million and $78.9 million as of December 31, 2011 and 2010, respectively and is payable no sooner than 10 years from the end of the waiting period.

The following summarizes the activity in future policy benefits (GMDB and GMIB) on the consolidated balance sheets:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS (CONTINUED)

                                          2011        2010
                                       ---------   ---------
                                         (In millions)
Balance at the beginning of the year  $      379   $      437
  Guaranteed benefits incurred               111           25
  Guaranteed benefits paid                   (73)        (83)
                                      ----------   ----------
Balance at the end of the year        $      417   $      379
                                      ==========   ==========

The following assumptions and methodology were used to determine future policy benefits at December 31, 2011 and 2010:

     - Data used was 50 stochastically generated investment performance scenarios.

     - Mean investment performance assumption was 7.5 percent in 2011 and 2010.

     -    Volatility assumption was 16 percent.

     - Mortality was assumed to be 50 percent Male and 80 percent Female of the 1994 Variable Annuity MGDB table.

     - Lapse rates vary by contract type and duration and range from 0 percent to 40 percent.

     -    The discount rate was approximately 8 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company increased reserves by $12.8 million in 2011.

9. REINSURANCE

Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10 percent of shareholder's equity.

Variable fees are net of reinsurance premiums of $14.6 million, $17.5 million and $19.7 million in 2011, 2010 and 2009, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $6.3 million, $13.0 million and $13.2 million in 2011, 2010 and 2009, respectively.

Universal life insurance fees are net of reinsurance premiums of $26.5 million, $27.7 million and $28.3 million in 2011, 2010 and 2009, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $23.6 million, $21.7 million and $28.8 million in 2011, 2010 and 2009, respectively.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   COMMITMENTS AND CONTINGENT LIABILITIES

10.1  COMMITMENTS

LEASES

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2011, the future minimum lease payments under the operating leases are approximately $3 million a year from 2012 through 2016 and $4.6 million thereafter. Rent expense was $2.3 million, $2.5 million and $3.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

MORTGAGE LOAN COMMITMENTS

The Company had $1.8 million in commitments relating to mortgage loans at December 31, 2011.

10.2  CONTINGENT LIABILITIES

SUPPORT AGREEMENTS

As of December 31, 2011, the Company has two agreements outstanding in which it has agreed to provide liquidity support for certain short-term securities of municipalities and non-profit organizations (collectively, the "short-term securities") by agreeing to purchase such short-term securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. Additionally, the Company guarantees the payment of these securities upon redemption. One of these commitments is scheduled to expire on December 1, 2012, and the other commitment is scheduled to expire on October 1, 2022. The outstanding commitments may be extended beyond their stated maturities. Related to each of these agreements are participation agreements with the Parent under which the Parent shares in a portion of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

In September and October 2008, the Company purchased all of the short-term securities then outstanding pursuant to its obligations under the above-referenced liquidity support agreements. If the Company is able to re-market these short-term securities, the Company's obligations under the liquidity support agreements referenced above will continue to inure to the benefit of the purchasers of the re-marketed securities. The short-term securities have a current estimated market value of $16.0 million at December 31, 2011 and the Company has not re-marketed any of these short-term securities. As the holder of the short term securities, the Company recorded $1.1 million as interest payments received from these securities in 2010 and an immaterial amount in 2011.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value per share. The Fund's market value NAV was negatively impacted by a loss on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1.2 million for expected future capital contributions as of December 31, 2011. These amounts have been included in general and administrative expenses in the consolidated statements of income (loss).

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating the Company to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $1.0 million and $1.2 million for these guarantee fund assessments at December 31, 2011, and 2010, respectively, which is reported within Other liabilities in the accompanying consolidated balance sheets.

Like many other companies, including financial institutions and brokers, the Company received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

11. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                      Years ended December 31,
                                      -----------------------
                                       2011    2010     2009
                                      ------  ------   ------
                                            (In millions)
Cash contributions                    $    -  $   31   $    -
All other non-cash contributions (1)       4     (10)       4
                                      ------  ------   ------
    Total capital contributions       $    4  $   21   $    4
                                      ======  ======   ======

     (1) The Company received non-cash capital contributions of $4 million equal to certain compensation expense recognized.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. SHAREHOLDER'S EQUITY (CONTINUED)

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                 2011       2010        2009
                                                               ---------  ---------   -------
                                                                       (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
  Gross unrealized gains                                       $     194   $    134   $    93
  Gross unrealized losses                                            (86)       (81)     (201)
Adjustment to DAC and deferred sales inducements                      (7)        --        --
Insurance loss recognition                                           (13)        --        --
Foreign currency translation adjustments                              (2)       (2)        (2)
Deferred federal and state income tax (expense) benefit              (30)      (18)        39
                                                               ---------  ---------  --------
Accumulated other comprehensive income (loss) (1)              $      56  $     33   $    (71)
                                                               =========  =========  ========

     (1) The 2009 amount includes a decrease of $142.6 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard. See Note 2.13 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the State of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends can be paid by the Company to its shareholder in 2011 without obtaining prior approval from the Arizona Department of Insurance.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Arizona Department of Insurance ("AZ DOI") has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the AZ DOI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds in an amount equal to the contributions received from AIG of $288.0 million, that offset the Company's losses incurred on certain securities and a corresponding decrease in statutory gross paid in and contributed statutory surplus. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                 2011      2010     2009
                              ---------  -------  -------
                                   (In millions)
Statutory net income           $     80  $    75  $   122
Statutory capital and surplus  $    814  $   834  $   654

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. INCOME TAXES

12.1 INCOME TAX EXPENSE (BENEFIT)

The components of the provisions for income taxes on pretax income consist of the following:

                                      Years ended December 31,
                                    ----------------------------
                                      2011       2010      2009
                                    -------    -------   -------
                                            (In millions)
Current                             $   128    $   (22)  $  (292)
Deferred                               (353)        77       177
                                    -------    -------   -------
Total income tax expense (benefit)  $  (225)   $    55   $  (115)
                                    =======    =======   =======

The U.S. federal statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                                 Years ended December 31,
                                                              -----------------------------
                                                                2011       2010      2009
                                                              --------   --------   -------
                                                                      (In millions)
U.S. federal income tax expense (benefit) at statutory rate  $   (119)   $     50   $  (100)
Adjustments:
  Valuation allowance                                            (164)         76        23
  State income taxes (net of federal benefit)                      72         (58)       (4)
  Separate account dividends received deduction                   (19)        (18)      (41)
  Tax credits                                                      (5)         (4)       (7)
  Adjustment to prior year tax liability (a)                        -           7        10
  Goodwill                                                          -           -         3
  Other, net                                                       10           2         1
                                                             --------    --------   -------
 Total income tax expense (benefit)                          $   (225)   $     55   $  (115)
                                                             ========    ========   =======

(a) In 2011, 2010 and 2009, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

12.2 DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities at December 31 are as follows:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

                                                                                     2011       2010
                                                                                   --------   -------
                                                                                         (In millions)
Deferred Tax Liabilities:
  Deferred policy acquisition costs and deferred sales inducements                 $  (174)  $  (207)
  Net unrealized gains on fixed maturity and equity securities available for sale      (30)      (18)
  Partnership income                                                                    (8)       (3)
  Other liabilities                                                                     (7)       (2)
                                                                                   -------   -------
    Deferred tax liabilities                                                          (219)     (230)
                                                                                   -------   -------

Deferred Tax Assets:
  Basis differential in investments                                                     86        80
  Policy reserves                                                                      428       200
  Capital loss carryforward - Federal                                                  140       156
  State income taxes and net operating loss                                              9        78
  Foreign tax credit                                                                    18        13
  Other assets                                                                          34        22
                                                                                   -------   -------
    Deferred tax assets                                                                715       549
  Valuation allowance                                                                 (148)     (312)
                                                                                   -------   -------
    Total deferred tax assets                                                          567       237
                                                                                   -------   -------
  Net deferred tax asset                                                           $   348   $     7
                                                                                   =======   =======

The following table presents tax losses and credits carryforwards as of December 31, 2011 on a tax return basis:

                                                                  Tax
                                                Gross          Effected    Expiration Periods
                                            --------------  -------------  ------------------
                                                     (In millions)
Federal capital loss carryforwards          $          400  $         140      2013 - 2014
State capital loss carryforwards                        50              3      2014 - 2019
State net operating loss carryforwards                  49              3      2011 - 2029
Foreign tax credit carryforwards                        --             18      2018 - 2021
                                            --------------  -------------
Total tax losses and credits carryforwards  $          499  $         164
                                            ==============  =============

The Company has recorded a full valuation allowance against the capital loss carryforwards and the state net operating loss carryforwards described in the above table.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $715 million and concluded that a $148 million valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.2 DEFERRED INCOME TAXES (CONTINUED)

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's completion of its recapitalization and the wind-down of the certain financial product portfolios, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

12.3 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                         2011     2010
                                                        ------   ------
                                                         (In millions)
Gross unrecognized tax benefits at beginning of period  $   24   $   17
  Increases in tax positions for prior years                --        7
                                                        ------   ------
Gross unrecognized tax benefits at end of period        $   24   $   24
                                                        ======   ======

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $24 million and $24 million respectively. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $24 million and $24 million respectively.

Interest and penalties, if any, related to unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2011 and 2010, the Company had a receivable of $1.0 million and $0.5 million, respectively, related to interest (net of federal tax). For the years ended December 31, 2011 and 2010, the Company had recognized an expense of $0.5 million and $1.4 million, respectively, of interest (net of federal tax) in the consolidated statements of income (loss).

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.4 TAX EXAMINATIONS

The Company is currently under audit by the IRS for calendar year 2004 - 2005. All years prior to 2004 are no longer subject to audit. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.


13. RELATED PARTY TRANSACTIONS

13.1 EVENTS RELATED TO AIG

On January 14, 2011 ("Closing"), AIG completed a series of integrated transactions to recapitalize AIG with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury ("Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in its regulatory filings with the SEC which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

13.2 OTHER RELATED PARTY TRANSACTIONS

SHORT-TERM FINANCING AGREEMENTS

On June 1, 2009, the Company amended and restated a short-term financing arrangement with the Parent, dated February 15, 2004, whereby the Parent has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company to SunAmerica Annuity and Life Assurance Company ("SAAL"). All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500 million from the Parent. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, The United States Life Insurance Company in the City of New York ("USL") (as successor by the merger of First SunAmerica Life Insurance Company ("FSA") with and into USL, whereby the Company has the right to borrow up to $15 million from USL. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2011 and 2010.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with USL (as successor by the merger of FSA with and into USL), dated February 15, 2004, whereby USL has the right to borrow up to $15 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SAAL, and (ii) SunAmerica Inc. to SAFGRS. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name changes of (i) the Company from Anchor National Life Insurance Company to SAAL, and (ii) SunAmerica Inc. to SAFGRS. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), dated December 19, 2001, whereby SAII has the right to borrow up to $500 million from the Company. This arrangement was amended and restated solely for the purpose of reflecting the name change of the Company from Anchor National Life Insurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2011 and 2010.

On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500 million from SAII. Any advances made under these arrangements must be repaid within 30 days. There were no balances outstanding under these arrangements at December 31, 2011 and 2010.

OPERATING AGREEMENTS

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $35.5 million, $32.3 million and $29.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 10 percent, 15 percent and 22 percent of premiums received in 2011, 2010 and 2009, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 14 percent, 16 percent and 18 percent of sales in 2011, 2010 and 2009, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with USL (as successor by merger of FSA into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $2.3 million, $2.1 million and $1.8 million in 2011, 2010 and 2009, respectively, and are included in the Company's consolidated statements of income (loss).

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $14.4 million, $13.2 million and $11.1 million in 2011, 2010 and 2009, respectively, and are net of certain administrative costs incurred by VALIC of $4.1 million, $3.8 million and $3.2 million, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statements of income (loss).

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, accounting, occupancy and data processing services to the Company. The Company is billed in accordance with Regulation 30 or Regulation 33, as applicable, of the New York Insurance Department, and billed amounts do not exceed the cost to AIG. Related to this agreement, the Company is currently the paymaster and payer of shared services for the SunAmerica group of companies. Amounts received for services rendered pursuant to this agreement total $2.2 million and $ 9.4 million for 2011 and 2010, respectively, and amounts paid for such services were $117.7 million for 2009. Netted in the amount for 2011 was $20.4 million paid to AIG for services in such year and allocated to affiliates. Amounts payable to affiliates are non-interest bearing and due on demand. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $72.5 million, $62.8 million and $43.2 million in 2011, 2010 and 2009, respectively, and is deferred and amortized as part of DAC. The other components of such costs are included in general and administrative expenses in the consolidated statements of income (loss).

In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $0.4 million, $0.3 million and $0.4 million in 2011, 2010 and 2009, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an amended and restated Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The allocation of such costs for investment management services is based on the level of assets under management. The investment management fees incurred were $0.6 million, $1.7 million and $1.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

A separate Service and Expense Sharing Agreement, in compliance with the NASD Notice to Members 03-63, became effective January 1, 2010 for costs related to technology, advertising, payroll and accounts payable processing incurred by the Company for its broker-dealer affiliates. This agreement was entered into in connection with an internal corporate reorganization pursuant to which the Company replaced the Parent as the paymaster and payer of shared services for the SunAmerica group of companies effective as of January 1, 2010. This agreement was amended and restated, effective as of July 1, 2010, to add an additional affiliate to the agreement and update the manner in which costs for shared services would be allocated between the Company and its affiliates that are parties thereto. The amended and restated agreement was further amended on October 29, 2010, to modify the cost allocation applicable to one of the affiliated parties under the agreement.

AMERICAN HOME GUARANTEE

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.2 OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

14. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

15. SUBSEQUENT EVENTS

FIXED MATURITY SECURITIES, TRADING

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving a principal payment of $3.2 million on March 1, 2012 and an additional cash receipt of $20.1 million on March 15, 2012 from ML II that consisted of $11.6 million, $1.7 million, and $6.8 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's interest in ML II.

The total amount received of $23.3 million by the Company from ML II was remitted as a return of capital to its Parent and ultimately remitted to AIG.

OTHER MATTERS

On December 31, 2012, the Company intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. AGL is also an indirect, wholly owned subsidiary of AIG. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments.

                         AMERICAN HOME ASSURANCE COMPANY


                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                         AMERICAN HOME ASSURANCE COMPANY


                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009


                                TABLE OF CONTENTS


Report of Independent Auditors...........................................................................2

Statements of Admitted Assets............................................................................3

Statements of Liabilities, Capital and Surplus...........................................................4

Statements of Operations and Changes in Capital and Surplus..............................................5

Statements of Cash Flow..................................................................................6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.....................7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.................................20

Note 3 - Investments....................................................................................25

Note 4 - Reserves for Losses and LAE....................................................................37

Note 5 - Related Party Transactions.....................................................................43

Note 6 - Reinsurance....................................................................................52

Note 7 - Deposit Accounting Assets and Liabilities......................................................58

Note 8 - Federal Income Taxes...........................................................................60

Note 9 - Pension Plans and Deferred Compensation Arrangements...........................................69

Note 10 - Capital and Surplus and Dividend Restrictions.................................................73

Note 11 - Contingencies.................................................................................75

Note 12 - Other Significant Matters.....................................................................89

Note 13 - Subsequent Events.............................................................................91

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                                 (000'S OMITTED)


------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                                      2011            2010
------------------------------------------------------------------------------------------------------------------

Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
    2011 - $18,504,022; 2010 - $15,493,142)                                         $  17,761,724  $  15,148,888
   Stocks:
   Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2011 - $63,353; 2010 - $371,153)                                                84,263        397,460
   Preferred stocks, primarily at fair value
    (cost: 2011 - $0; 2010 - $79,211)                                                           -         90,886
   Other invested assets (cost: 2011 - $1,196,504; 2010 - $1,361,568)                   1,440,576      1,574,423
   Derivatives                                                                              1,690              -
   Short-term investments, at amortized cost (approximates fair value)                    377,947      2,439,897
   Cash and cash equivalents                                                               68,584        181,013
   Receivable for securities and other                                                        491          1,146
------------------------------------------------------------------------------------------------------------------
        TOTAL CASH AND INVESTED ASSETS                                                 19,735,275     19,833,713
------------------------------------------------------------------------------------------------------------------


Investment income due and accrued                                                         185,393        189,859
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                       461,753        425,340
   Premiums and installments booked but deferred and not yet due                          344,024        409,915
   Accrued retrospective premiums                                                       1,377,347      1,447,644
Amounts billed and receivable from high deductible policies                                38,112         32,948
Reinsurance recoverable on loss payments                                                  397,299        433,305
Funds held by or deposited with reinsurers                                                 71,893         41,961
Net deferred tax assets                                                                   691,892        782,765
Equities in underwriting pools and associations                                           266,934        544,719
Receivables from parent, subsidiaries and affiliates                                       13,330      1,992,253
Other admitted assets                                                                     317,020        282,173
------------------------------------------------------------------------------------------------------------------

        TOTAL ADMITTED ASSETS                                                       $  23,900,272  $  26,416,595
==================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY


                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2011 AND 2010
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                           2011           2010
------------------------------------------------------------------------------------------------------

                                         LIABILITIES


Reserves for losses and loss adjustment expenses                       $   12,466,514   $  14,383,093
Unearned premium reserves                                                   2,843,572       3,213,423
Commissions, premium taxes, and other expenses payable                        314,840         237,988
Reinsurance payable on paid loss and loss adjustment expenses                  83,233         155,082
Current federal taxes payable to parent                                        23,930          60,666
Funds held by company under reinsurance treaties                            1,196,004         136,869
Provision for reinsurance                                                      78,525          99,443
Ceded reinsurance premiums payable, net of ceding commissions                 388,540         405,324
Deposit accounting liabilities                                                 97,625         189,891
Deposit accounting liabilities - funds held                                     4,848             990
Collateral deposit liability                                                  364,039         404,450
Payable to parent, subsidiaries and affiliates                                 46,427         204,326
Derivatives                                                                         -           4,250
Other liabilities                                                             324,872         247,701
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                        18,232,969      19,743,496
------------------------------------------------------------------------------------------------------

                                     CAPITAL AND SURPLUS


Common capital stock, par value: (2011 - $11.51; 2010 - $15.00),
  1,758,158 shares authorized, 1,695,054 shares issued and
outstanding                                                                    19,504          25,426
Capital in excess of par value                                              4,689,192       6,034,992
Unassigned surplus                                                            507,717         351,265
Special surplus tax - SSAP 10R                                                450,661         260,922
Special surplus funds from retroactive reinsurance                                229             494
------------------------------------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                                                 5,667,303       6,673,099
------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                              $   23,900,272   $  26,416,595
======================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                      2011            2010           2009
---------------------------------------------------------------------------------------------------------------
                                         STATEMENTS OF OPERATIONS
Underwriting income:
  Premiums earned                                                $    5,682,158  $    5,648,764  $   6,354,545
---------------------------------------------------------------------------------------------------------------
Underwriting deductions:
  Losses incurred                                                     3,932,805       5,066,245      4,699,991
  Loss adjustment expenses incurred                                     611,264         912,853        768,136
  Other underwriting expenses incurred                                1,668,713       1,674,370      1,646,098
---------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                         6,212,782       7,653,468      7,114,225
---------------------------------------------------------------------------------------------------------------
Net underwriting loss                                                  (530,624)     (2,004,704)      (759,680)
---------------------------------------------------------------------------------------------------------------

Investment income:
  Net investment income earned                                          800,175         769,130        791,263
  Net realized capital gains (net of capital gains taxes:
  2011 - $90,032; 2010 - $169,323; 2009 - $57,389)                      166,901         294,941         93,056
---------------------------------------------------------------------------------------------------------------
Net investment gains                                                    967,076       1,064,071        884,319
---------------------------------------------------------------------------------------------------------------

Net loss from agents' or premium balances charged-off                   (16,296)        (30,549)       (25,860)
Finance and service charges not included in premiums                          -               -          4,596
Other (expense) income                                                  (29,775)         52,746         24,110
---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL          390,381        (918,436)       127,485
INCOME TAXES
Federal income tax benefit                                             (104,195)       (141,920)      (122,307)
---------------------------------------------------------------------------------------------------------------
    NET INCOME (LOSS)                                            $      494,576  $     (776,516) $     249,792
===============================================================================================================
                                      CHANGES IN CAPITAL AND SURPLUS

Capital and surplus, as of December 31, previous year            $    6,673,099  $    5,872,354  $   5,413,173
  Adjustment to beginning surplus                                        26,048         (28,355)       (32,602)
---------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                 6,699,147       5,843,999      5,380,571

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                      -               -        272,916
    Adoption of SSAP 43R                                                      -               -        (12,429)
Other changes in capital and surplus:
  Net income (loss)                                                     494,576        (776,516)       249,792
   Change in net unrealized capital gains (net of capital
    gains taxes: 2011 - $3,008; 2010 - $110,099; 2009 -
        $202,913)                                                        44,397        (161,330)      (113,064)
    Change in net deferred income tax                                   659,647        (396,374)        59,354
    Change in non-admitted assets                                      (926,257)        513,237       (318,767)
    Change in SSAP 10R                                                  189,739         (11,994)             -
    Change in provision for reinsurance                                  20,918         (10,819)         6,968
    Capital contribution                                                 67,381       1,947,275        343,286
    Return of capital                                                (1,414,078)              -              -
    Change in par value of common stock                                  (5,922)              -              -
    Dividends to stockholder                                           (137,458)       (301,343)             -
    Other surplus adjustments                                            (3,246)          1,494         (7,211)
    Foreign exchange translation                                        (21,541)         25,470         10,938
---------------------------------------------------------------------------------------------------------------
    Total changes in capital and surplus                             (1,031,844)        829,100        231,296
---------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                          $    5,667,303  $    6,673,099  $   5,872,354
===============================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (000'S OMITTED)

----------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                                2011           2010          2009
----------------------------------------------------------------------------------------------------------------------
                                                     CASH FROM OPERATIONS
Premiums collected, net of reinsurance                                     $   5,411,186  $   5,414,448  $  6,306,324
Net investment income                                                            779,881        851,466       743,343
Miscellaneous (expense) income                                                   (86,020)        16,466        (2,769)
----------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL                                                                    6,105,047      6,282,380     7,046,898

Benefit and loss related payments                                              3,905,372      4,340,008     4,597,184
Payment to an affiliate under the asbestos loss portfolio transfer               783,818             -             -
Commission and other expense paid                                              2,363,249      2,416,351     2,520,462
Dividends paid to policyholders                                                       -              -            233
Federal and foreign income taxes paid (recovered)                                 28,206       (370,410)     (296,845)
----------------------------------------------------------------------------------------------------------------------

  NET CASH (USED IN) PROVIDED FROM OPERATIONS                                   (975,598)      (103,569)      225,864
----------------------------------------------------------------------------------------------------------------------
                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
  Bonds                                                                        4,992,080      5,421,569     4,332,397
  Stocks                                                                         545,819      1,385,481     1,731,884
  Other                                                                          392,513        130,972       222,781
----------------------------------------------------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                     5,930,412      6,938,022     6,287,062
----------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
  Bonds                                                                        7,448,761      4,509,137     6,666,144
  Stocks                                                                           9,769        622,754       496,025
  Other                                                                          250,178        240,465       107,966
----------------------------------------------------------------------------------------------------------------------
  TOTAL COST OF INVESTMENT ACQUIRED                                            7,708,708      5,372,356     7,270,135
----------------------------------------------------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM INVESTING  ACTIVITIES                      (1,778,296)     1,565,666      (983,073)
----------------------------------------------------------------------------------------------------------------------

                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution                                                           1,942,747              -        91,418
Return of capital                                                             (1,414,078)             -            -
Change in par value of common stock                                               (5,922)             -            -
Dividends to stockholder                                                        (110,000)      (301,343)           -
Intercompany receivable and payable, net                                        (116,100)       169,364       771,557
Net deposit on deposit-type contracts and other insurance                         (1,723)        13,312        74,417
Equities in underwriting pools and association                                   356,715          6,643       125,605
Collateral deposit liability                                                     (40,411)       (13,384)       31,448
Other                                                                            (31,713)      (103,508)      (26,266)
----------------------------------------------------------------------------------------------------------------------

  NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES        579,515       (228,916)    1,068,179
----------------------------------------------------------------------------------------------------------------------

  NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                               (2,174,379)     1,233,181       310,970
Cash and short-term investments:
  Beginning of year                                                            2,620,910      1,387,729     1,076,759
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                              $     446,531  $   2,620,910  $  1,387,729
======================================================================================================================


                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

     Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments -- commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

     On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 21.9 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 86.4 percent of the Company's direct premiums written were foreign sourced, the majority of which was Japan based. U.S. resident business accounted for 13.6 percent of the Company's direct writings. No state accounted for more than 5.0 percent of such premiums.

     The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     member  companies,  their National  Association of Insurance  Commissioners
     (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                   POOL
                                                                       NAIC    PARTICIPATION    STATE OF
    COMPANY                                                           CO CODE    PERCENTAGE     DOMICILE
    --------                                                          -------  -------------  -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. (National Union)*  19445        38%       Pennsylvania
(2) American Home                                                      19380        36%         New York
(3) Commerce and Industry Insurance Company  (C&I)                     19410        11%         New York
(4) Chartis Property Casualty Company (Chartis PC)                     19402         5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                    23841         5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)          19429         5%       Pennsylvania
(7) Chartis Casualty Company                                           40258         0%       Pennsylvania
(8) Granite State Insurance Company                                    23809         0%       Pennsylvania
(9) Illinois National Insurance Co.                                    23817         0%         Illinois
* Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association).

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Admitted Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (formerly the Insurance Department of the State of New York) (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

      A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

-------------------------------------------------------------------------------------------------
DECEMBER 31,                                                2011           2010         2009
-------------------------------------------------------------------------------------------------
Net income (loss) , NY SAP                              $    494,576  $   (776,516) $    249,792
State prescribed practices - addition (deduction):
  Non-tabular discounting                                     60,114       (27,631)      (89,222)
-------------------------------------------------------------------------------------------------
NET INCOME (LOSS), NAIC SAP                             $    554,690  $   (804,147) $    160,570
==================================================================================================
Statutory surplus, NY SAP                               $  5,667,303  $  6,673,099  $  5,872,354
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                   (384,510)     (444,624)     (416,993)
  Credits for reinsurance                                    (94,824)     (172,413)     (190,105)
-------------------------------------------------------------------------------------------------
STATUTORY SURPLUS, NAIC SAP                             $  5,187,969  $  6,056,062  $  5,265,256
==================================================================================================

      With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of all the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

      STATUTORY   ACCOUNTING   PRACTICES  AND  GENERALLY   ACCEPTED   ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance, are restored to surplus;

      c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

      d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Operations;

      i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

      k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

      l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

      b.    Statutory  basis  adjustments,   such  as  non-admitted  assets  and
            unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the Statements of Operations and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

      h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      j.    NAIC SAP does not require consolidation of VIEs;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

      l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.


      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      o Cash, Cash Equivalents and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office formerly known as NAIC Securities Valuation Office). Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. The Company maximizes its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both (a) readily convertible to known amounts of cash, and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

      o Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment
            (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $3,936,226 and $597,315, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

            As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised), Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      o Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

      o Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      o Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      o Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

      o Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - Bonds, Excluding Loan Backed and Structured Securities, SSAP No 30 - Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 -- Joint Ventures, Partnerships and Limited Liability Companies, and INT 06-07 Definition of Phrase "Other Than Temporary".

     For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


            - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The  Company  may  not  realize  a  full   recovery  on  their
                  investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,377,347 and $1,447,644, respectively, net of non-admitted premium balances of $58,213 and $55,910, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

      --------------------------------------------------------------------------
      For the years ended December 31,           2011         2010        2009
      --------------------------------------------------------------------------
      Net written premiums subject to
        retrospectively rated premiums        $  350,717   $  522,917  $ 526,445
      Percentage of total net written
        premiums                                     6.6%        10.1%       8.7%
      --------------------------------------------------------------------------

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the
      Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY DFS; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Operations and Changes in Capital and Surplus.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,698,960 and $3,637,096, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $63,117 and $66,818, respectively, of which $25,005 and $33,870, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the
      Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

      The Company discounts its loss reserves on workers' compensation claims as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $202,786 and $284,288, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. As of December 31, 2011 and 2010, the Company's non-tabular discount amounted to $384,510 and $444,624, respectively, all of which were applied against the Company's case reserves. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $1,704,799 and $1,770,687, respectively.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2011 and 2010, depreciation and amortization expense amounted to $14,394 and $18,468, and accumulated depreciation as of
      December   31,  2011  and  2010   amounted  to  $153,908   and   $139,515,
      respectively.

      Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   CHANGE IN ACCOUNTING PRINCIPLES:

In 2011, the Company adopted the following change in accounting principles:

SSAP 35R

The Company adopted SSAP 35 -- Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

      1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

      2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

      3.    The amount of the assessment can be reasonably estimated.

For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

In 2010, the Company adopted the following change in accounting principles:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                        Direct (Charge) or
                                                             Credit to
                                                        Unassigned Surplus
                                                       -------------------

Gross cumulative effect adjustment (CEA)
- Net increase in the amortized cost of
loan-backed and structured
securities at adoption                                 $          (19,122)

Deferred tax on gross CEA                                           6,693
                                                       -------------------

Net cumulative effect of Change in Accounting
Principle included in the Statement of Capital
and Surplus                                            $          (12,429)
                                                       ===================

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009 and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2011, 2010 and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010 and 2009 is as follows:

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS        ASSETS        TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2010                                   $   6,673,099  $  26,416,595    $    19,743,496
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $897 of deemed capital
    contribution)                                                     47,679         47,679                -
   Liability correction                                              (23,911)           -               23,911
   Income taxes                                                        2,280          2,280                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             26,048         49,959             23,911
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                        $   6,699,147  $  26,466,554    $    19,767,407
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of: (a) a pooling correction in equities and deposits in pools and associations;
(b) an adjustment of an intangible asset; and (c) miscellaneous reserve adjustments; partially offset by (d) a miscellaneous non-admitted asset adjustment; (e) a correction of non-admitted assets related to retro premium and high deductible recoverable; and (f) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (b) adjustment of paid losses and loss reserves; partially offset by (c) miscellaneous reserve adjustments; and
(d) other small miscellaneous adjustments.

Income taxes - The increase in taxes is primarily the result of: (a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2009                                   $   5,872,354  $   25,002,928  $      19,130,574
Adjustments to beginning Capital and Surplus:
    Asset realization                                                  2,147           2,147               -
    Liability correction                                             (23,800)            -               23,800
    Income taxes                                                      (6,702)         (6,702)              -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (28,355)         (4,555)            23,800
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                        $   5,843,999  $   24,998,373  $      19,154,374
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of (a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

----------------------------------------------------------------------------------------------------------------
                                                               POLICYHOLDERS  TOTAL ADMITTED
                                                                  SURPLUS         ASSETS      TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2008                                   $   5,413,173  $   25,417,968  $      20,004,795
Adjustments to beginning Capital and Surplus:
    Asset realization                                                 30,679          30,679                -
    Liability correction                                             (97,307)            -               97,307

    Federal income taxes (includes $5,044 of deemed capital
       contribution)                                                  34,026          34,026                -
----------------------------------------------------------------------------------------------------------------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (32,602)         64,705             97,307
----------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                        $   5,380,571  $   25,482,673  $      20,102,102
================================================================================================================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset  realization - The increase in admitted assets is primarily the result of:
(a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Liability  correction - The increase in  liabilities is primarily the result of:
(a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

Income taxes - The decrease in federal  income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010.

                                                     2011                         2010
----------------------------------------------------------------------------------------------------
                                           CARRYING       STATUTORY      CARRYING       STATUTORY
                                             VALUE        FAIR VALUE       VALUE        FAIR VALUE
---------------------------------------  -----------------------------------------------------------
Assets:
  Bonds                                  $  17,761,724  $  18,504,022  $  15,148,888  $  15,493,142
  Common stocks                                 84,263         84,263        397,460        397,460
  Preferred stocks                                   -              -         90,886         90,886
  Other invested assets                      1,440,576      1,440,576      1,574,423      1,574,423
  Derivative asset                               1,690          1,690              -              -
  Cash, cash equivalents and short-term
   investments                                 446,531        446,531      2,620,910      2,620,910
  Receivable for securities and other              491            491          1,146          1,146
  Equities in underwriting pools and
  associations                                 266,934        266,934        544,719        544,719
Liabilities:
  Derivative liability                   $           -  $           -  $       4,250  $       4,250
  Collateral deposit liability                 364,039        364,039        404,450        404,450
----------------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office.

      o     The statutory  fair values of affiliated  common stocks are based on
            the  underlying   equity  of  the  respective   entity's   financial
            statements.

      o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      o The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the table below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS          GROSS
                                                                    CARRYING      UNREALIZED     UNREALIZED      FAIR
                                                                     VALUE *        GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2011
  U.S. governments                                                $  1,202,854   $     51,880   $        30   $  1,254,704
  All other governments                                                866,122         34,145         3,898        896,369
  States, territories and possessions                                1,773,975        155,847           -        1,929,822
  Political subdivisions of states, territories and possessions      2,172,432        156,627           352      2,328,707

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       5,430,054        343,906        10,153      5,763,807
  Industrial and miscellaneous                                       6,316,287        169,838       155,512      6,330,613
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2011                         $ 17,761,724   $    912,243   $   169,945   $ 18,504,022
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                   CARRYING      UNREALIZED     UNREALIZED       FAIR
                                                                    VALUE *         GAINS         LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2010
  U.S. governments                                                $  1,305,760   $    15,665    $    8,631   $  1,312,794
  All other governments                                                567,033        17,293         1,187        583,139
  States, territories and possessions                                2,097,245       106,740         4,276      2,199,709
  Political subdivisions of states, territories and   possessions    2,808,873        95,840        13,723      2,890,990

  Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                       6,238,798       198,038        59,040      6,377,796
  Industrial and miscellaneous                                       2,131,179        58,156        60,621      2,128,714
---------------------------------------------------------------------------------------------------------------------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010                         $ 15,148,888   $   491,732    $  147,478   $ 15,493,142
===========================================================================================================================

At December 31, 2011 the Company held hybrid securities with a fair value of $53,235 and carrying value of $52,281. At December 31, 2010 the fair value was $74,956 and the carrying value was $66,182. These securities are included in Industrial and miscellaneous.



--------------------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $318,273 and $136,966, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.


-----------------------------------------------------------------------
                                             CARRYING
                                              VALUE*       FAIR VALUE
-----------------------------------------------------------------------
Due in one year or less                   $     470,555  $     472,304
Due after one year through five years         8,273,233      8,731,654
Due after five years through ten years        3,340,837      3,562,914
Due after ten years                           1,691,587      1,800,924
Structured securities                         3,985,512      3,936,226
-----------------------------------------------------------------------
 TOTAL BONDS                              $  17,761,724  $  18,504,022
=======================================================================


Proceeds from sales and gross realized gains and gross realized losses were as follows:


FOR THE YEARS ENDED DECEMBER 31,             2011                         2010                        2009
----------------------------------------------------------------------------------------------------------------------
                                                    EQUITY                     EQUITY                      EQUITY
                                      BONDS       SECURITIES       BONDS      SECURITIES      BONDS      SECURITIES
-------------------------------------------------------------  --------------------------- ---------------------------
Proceeds from sales               $   3,979,210  $   104,040   $  4,652,824  $  1,078,800  $  3,921,920  $  1,636,318
Gross realized gains                    168,725       14,425         99,350       536,459        36,760       628,427
Gross realized losses                    (9,904)        (363)       (28,656)      (15,017)      (46,196)     (225,886)
----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The cost, fair value and carrying value of the Company's common and preferred stocks as of December 31, 2011 and 2010 are set forth in the table below:

                                       DECEMBER 31, 2011
----------------------------------------------------------------------------------
                        COST OR     GROSS       GROSS
                      AMORTIZED   UNREALIZED  UNREALIZED     FAIR      CARRYING
                         COST       GAINS       LOSSES       VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $   40,792  $   21,832  $    5,602  $   57,022  $   57,022
 Non-affiliated           22,561       6,312       1,632      27,241      27,241
----------------------------------------------------------------------------------
  TOTAL               $   63,353  $   28,144  $    7,234  $   84,263  $   84,263
==================================================================================

Preferred stocks:
 Non-affiliated       $        -  $        -  $        -  $        -  $        -
----------------------------------------------------------------------------------
  TOTAL               $     -     $     -     $     -     $    -      $     -
==================================================================================


                                      DECEMBER 31, 2010
----------------------------------------------------------------------------------
                        COST OR      GROSS      GROSS
                       AMORTIZED  UNREALIZED  UNREALIZED    FAIR       CARRYING
                         COST        GAINS      LOSSES      VALUE       VALUE
----------------------------------------------------------------------------------
Common stocks:
 Affiliated           $  339,955  $   33,987  $   16,219  $  357,723   $ 357,723
 Non-affiliated           31,198       8,867         328      39,737      39,737
----------------------------------------------------------------------------------
  TOTAL               $  371,153  $   42,854  $   16,547  $  397,460   $ 397,460
==================================================================================

Preferred stocks:
 Non-affiliated       $   79,211  $   11,675  $        -  $   90,886   $  90,886
----------------------------------------------------------------------------------
  TOTAL               $   79,211  $   11,675  $    -      $   90,886   $  90,886
==================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the table below:

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER            TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR        UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE         LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2011:
  U. S. governments             $   101,528  $       30     $        -  $       -     $    101,528  $       30
  All other governments             125,873       2,625         16,280      1,273          142,153       3,898
  Political subdivisions of
  states, territories and
  possessions                        25,592         352              -          -           25,592         352
  Special revenue                   295,154         427         53,323      9,726          348,477      10,153
  Industrial and miscellaneous    2,107,765     120,975        274,131     34,537        2,381,896     155,512
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     2,655,912     124,409        343,734     45,536        2,999,646     169,945
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                              -           -         20,584      5,602           20,584       5,602
  Non-affiliated                      4,075       1,328              -        304            4,075       1,632
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                        4,075       1,328         20,584      5,906           24,659       7,234
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 2,659,987  $  125,737     $  364,318  $  51,442     $  3,024,305  $  177,179
  =======================================================   =======================   ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


                                  LESS THAN 12 MONTHS         12 MONTHS OR LONGER             TOTAL
----------------------------------------------------------------------------------------------------------------
                                   FAIR      UNREALIZED        FAIR     UNREALIZED       FAIR      UNREALIZED
   DESCRIPTION OF SECURITIES       VALUE       LOSSES          VALUE      LOSSES         VALUE       LOSSES
---------------------------------------------------------   -----------------------   --------------------------
As of December 31, 2010:
  U. S. governments             $   349,766  $    8,631     $      -    $     -       $    349,766  $     8,631
  All other governments             117,994       1,187            -          -            117,994        1,187
  States, territories and
  possessions                       255,356       4,276            -          -            255,356        4,276
  Political subdivisions of
  states, territories and
  possessions                       661,980      13,723            -          -            661,980       13,723
  Special revenue                 1,542,522      44,779         80,600     14,261        1,623,122       59,040
  Industrial and miscellaneous      672,482      59,489          6,933      1,132          679,415       60,621
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS                     3,600,100     132,085         87,533     15,393        3,687,633      147,478
  -------------------------------------------------------   -----------------------   --------------------------
  Affiliated                        289,975      10,694         12,200      5,525          302,175       16,219
  Non-affiliated                        338          39            -          289              338          328
  -------------------------------------------------------   -----------------------   --------------------------
  Common stock                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL STOCKS                      290,313      10,733         12,200      5,814          302,513       16,547
  -------------------------------------------------------   -----------------------   --------------------------
  TOTAL BONDS AND STOCKS        $ 3,890,413  $  142,818     $   99,733  $  21,207     $  3,990,146  $   164,025
  =======================================================   =======================   ==========================

The Company reported write-downs on its bond investments due to OTTI in fair value of $61,446, $49,894 and $38,733 in 2011, 2010 and 2009, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $0, $33,261 and $38,827 during 2011, 2010 and 2009, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                   2011       2010       2009
--------------------------------------------------------------------------------
General Atlantic Partners 82, L.P.               $  4,427   $      -   $       -
General Atlantic Partners 80, L.P.                  4,306          -           -
TH Lee Putnam Ventures, L.P.                        4,079          -           -
Sprout IX LP                                        1,988          -           -
Advanced Technology Ventures VI, L.P.               1,894          -           -
General Atlantic Partners 74, L.P.                      -     14,793           -
NEF Kamchia Co-Investment Fund, L.P.                    -     12,803           -
General Atlantic Partners 70, L.P.                      -     11,535           -
Prides Capital Fund I LP                                -     10,778           -
RH Fund 1, L.P.                                         -      6,940           -
General Atlantic Partners 77, L.P.                      -      6,326           -
AIG Black Sea Holding, L.P. (BTC Investment)            -          -      57,728
J.C. Flowers Fund II, L.P.                              -          -      20,286
Electra European Fund II                                -          -      17,266
Capvest Equity Partners, L.P.                           -          -      13,372
Valueact Capital Partners III                           -          -       8,811
Arrowpath Fund II, L.P.                                 -          -       4,973
AZ Auto Hldgs LLC                                       -          -       4,102
Brencourt Multi-Strategy, L.P.                          -          -       3,899
AIG Private Equity Portfolio, L.P.                      -          -       3,542
Blackstone Kalix Fund L.P.                              -          -       3,179
Meritage Private Equity Fund, L.P.                      -          -       1,239
Items less than $1.0 million                          750          -       2,255
--------------------------------------------------------------------------------
 TOTAL                                           $ 17,444   $ 63,175   $ 140,652
================================================================================

Securities carried at book adjusted carrying value of $1,316,565 and $1,363,230 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

During 2011, 2010 and 2009, included in Net Investment Income Earned were investment expenses of $27,606, $17,034 and $11,116, respectively and interest expense of $4, $348 and $9,737, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

--------------------------------------------------------------------------
                                 DECEMBER 31, 2011
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $       -     $  80,765     $  81,990     $  162,755
Common stocks            27,241             -             -         27,241
Preferred stocks              -             -             -              -
Derivative asset              -         1,690             -          1,690
--------------------------------------------------------------------------
Total                 $  27,241     $  82,455     $  81,990     $  191,686
==========================================================================

--------------------------------------------------------------------------
                                    DECEMBER 31, 2010
--------------------------------------------------------------------------
                       Level 1       Level 2       Level 3        Total
--------------------------------------------------------------------------
Bonds                 $      -      $   3,612     $   2,904     $    6,516
Common stocks            36,311         3,426            -          39,737
Preferred stocks             -         90,886            -          90,886
Derivative liability         -         (4,250)           -          (4,250)
--------------------------------------------------------------------------
Total                 $  36,311     $  93,674     $   2,904     $  132,889
==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The following table presents changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010.

------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2011
------------------------------------------------------------------------------------------------------------------------------
Bonds            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
Common stocks               -            -             -                               -           -           -             -
Preferred stocks            -            -             -                               -           -           -             -
------------------------------------------------------------------------------------------------------------------------------
Total            $      2,904 $     72,866 $      (3,014) $                        3,686 $    (5,172) $   10,720 $      81,990
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                           Net Realized and Unrealized    Unrealized  Purchases,
                                                          Gains (Losses) Included in Net   Gains        Sales,
                   Balance                                    Investment Income and       (Losses)    Issuances,   Balance at
                 Beginning of                                Realized Capital Gains      Included in Settlements, December 31,
                     Year     Transfers In Transfers Out           (Losses)                Surplus       Net         2010
------------------------------------------------------------------------------------------------------------------------------
Bonds            $     37,738 $      2,904 $     (32,212) $                       (8,652) $    10,049 $   (6,923) $      2,904
Common stocks              -            -             -                               -            -          -             -
Preferred stocks        2,905           -          (520)                              -           438     (2,823)           -
------------------------------------------------------------------------------------------------------------------------------
Total            $     40,643 $      2,904 $     (32,732) $                       (8,652) $    10,487 $   (9,746) $      2,904
==============================================================================================================================


Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2011 and 2010.

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

---------------------------------------------------------------------------------
         BOOK/ADJUSTED
        CARRYING VALUE
        AMORTIZED COST  PRESENT VALUE OF
        BEFORE CURRENT   PROJECTED CASH   RECOGNIZED  AMORTIZED COST
          PERIOD OTTI        FLOWS           OTTI       AFTER OTTI     FAIR VALUE
---------------------------------------------------------------------------------
        $    1,564,984  $      1,516,679  $   48,305      $ 1,516,679 $ 1,440,301
=================================================================================


At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $ 1,805,059  $  100,010  $  270,280  $   33,244  $ 2,075,339   $ 133,254
===============================================================================================================


---------------------------------------------------------------------------------------------------------------
                                           DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------
                                             Less than 12           12 Months or
                                                Months                 Longer                    Total
---------------------------------------------------------------------------------------------------------------
                                                    Unrealized              Unrealized               Unrealized
Description of Securities              Fair Value     Losses    Fair Value     Losses   Fair Value     Losses
---------------------------------------------------------------------------------------------------------------
Loan-backed and structured securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
---------------------------------------------------------------------------------------------------------------
Total temporarily impaired securities  $   572,376  $   58,253  $    6,298  $    1,130  $   578,674   $  59,383
===============================================================================================================


In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                             PAR PURCHASED    PURCHASE PRICE
National Union                     $       852,455   $        808,335
American Home                              423,421            402,213
C&I                                        275,223            261,438
Lexington Insurance Company                423,421            402,213
Chartis Select Insurance Company           275,223            261,438
                                  ------------------------------------
        Total                      $     2,249,743   $      2,135,637
                                  ====================================

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                     AS OF DECEMBER 31, 2011        YEAR ENDED DECEMBER 31, 2011
                                  ---------------------------    ------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                      NOTIONAL      ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                       AMOUNT      FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    ------------------------------------
COMPANY
National Union                    EUR   434,192    $    2,509    $         (7,961)    $         2,509
American Home                           195,790         1,690              (4,985)              1,690
C&I                                     127,264         1,148              (2,789)              1,148
Lexington Insurance Company             195,790         1,690              (4,291)              1,690
Chartis Select Insurance Company        127,264         1,148              (2,789)              1,148
                                  -------------------------------------------------------------------
        Total                     EUR 1,080,300    $    8,185    $        (22,815)    $         8,185
                                  ===================================================================

                                    AS OF DECEMBER 31, 2010         YEAR ENDED DECEMBER 31, 2010
                                  ---------------------------    -------------------------------------
                                    OUTSTANDING                                         UNREALIZED
                                     NOTIONAL       ESTIMATED    REALIZED CAPITAL     CAPITAL GAINS /
                                      AMOUNT       FAIR VALUE    GAINS / (LOSSES)        (LOSSES)
                                  ---------------------------    -------------------------------------
COMPANY
National Union                    EUR   493,005    $  (11,263)   $          2,580     $       (11,263)
American Home                           230,003        (4,250)                913              (4,250)
C&I                                     149,502        (2,762)                593              (2,762)
Lexington Insurance Company             230,003        (4,250)                913              (4,250)
Chartis Select Insurance Company        149,502        (2,762)                593              (2,762)
                                  --------------------------------------------------------------------
        Total                     EUR 1,252,015    $  (25,287)   $          5,592     $       (25,287)
                                  ====================================================================


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2011, inclusive of accrued interest, is $953,661. The aggregate fair value of securities on loan is $919,879.


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

------------------------------------------------------------------------------------------------
                                                       2011             2010           2009
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $  14,383,093   $  13,482,501   $  13,268,600

Incurred losses and LAE related to:

 Current accident year                                4,293,428       4,074,495       4,528,746

 Prior accident years                                   250,641       1,904,603         939,381
------------------------------------------------------------------------------------------------

  TOTAL INCURRED LOSSES AND LAE                       4,544,069       5,979,098       5,468,127
------------------------------------------------------------------------------------------------

Paid losses and LAE related to:

 Current accident year                               (1,368,553)     (1,206,965)     (1,426,132)

 Prior accident years                                (5,092,095)     (3,871,541)     (3,828,094)
------------------------------------------------------------------------------------------------

  TOTAL PAID LOSSES AND LAE                          (6,460,648)     (5,078,506)     (5,254,226)
------------------------------------------------------------------------------------------------

RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $  12,466,514   $  14,383,093   $  13,482,501
================================================================================================


During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $44,666 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $72,420 and $74,788, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $176,259, $169,676 and $166,812, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $50,400, respectively, of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,970,806, $4,364,556 and $5,336,235, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------



ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's  environmental exposure arises from the sale of general liability,
product  liability  or  commercial  multi  peril  liability  insurance,   or  by
assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The  Company's  asbestos  and  environmental   related  loss  and  LAE  reserves
(including case & IBNR reserves) for the year ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
--------------------------------------------------------------------------------- ---------------------------------------
Direct :

Loss and LAE reserves, beginning of year   $ 1,536,426  $   890,649  $   905,283   $    67,916  $    88,550  $   105,450

 Incurred losses and LAE                       (56,328)     818,692      175,575         8,700        5,138       (3,738)

 Calendar year paid losses and LAE            (129,292)    (172,915)    (190,209)      (20,768)     (25,772)     (13,162)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $ 1,350,806  $ 1,536,426  $   890,649   $    55,848  $    67,916  $    88,550
================================================================================= =======================================

Assumed:

Loss and LAE reserves, beginning of year   $   154,386  $    85,957  $    86,374   $     5,476  $     5,744  $     5,077

 Incurred losses and LAE                        26,780       87,026       (1,517)        1,379        1,066          856

 Calendar year paid losses and LAE             (19,442)     (18,597)       1,100        (1,227)      (1,334)        (189)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $   161,724  $   154,386  $    85,957   $     5,628  $     5,476  $     5,744
================================================================================= =======================================

Net of reinsurance:

Loss and LAE reserves, beginning of year   $   733,373  $   393,257  $   414,790   $    41,696  $    48,761  $    57,647

 Incurred losses and LAE                        46,614      422,050       54,172         8,388        6,963        1,800

 Calendar year paid losses and LAE            (779,987)     (81,934)     (75,705)      (11,497)     (14,028)     (10,686)
--------------------------------------------------------------------------------- ---------------------------------------

LOSS AND LAE RESERVES, END OF YEAR         $         -  $   733,373  $   393,257   $    38,587  $    41,696  $    48,761
================================================================================= =======================================


The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
---------------------------------------------------------------------------------  --------------------------------------
Direct basis                               $   860,891  $ 1,127,844  $   503,724   $     8,937  $    17,850  $    29,091
Assumed reinsurance basis                      101,277      118,402       41,926           410          394          520
Net of ceded reinsurance basis                       -      552,119      221,716         4,491        8,548       14,070


The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                                      ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
-------------------------------------------------------------------------------------------------------------------------

                                               2011         2010         2009          2011        2010         2009
-------------------------------------------------------------------------------------------------------------------------
Direct basis                               $    98,454  $   125,316  $    55,969   $     3,830  $     7,650  $    12,468
Assumed reinsurance basis                        9,322        7,659        7,009            91           87          164
Net of ceded reinsurance basis                       -       55,849       26,985         3,588        3,582        5,971


Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.


Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $82,034 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $1,071,268 at December 31, 2011. This

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


was considered a non cash transaction in the statement of cash flow.

The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below.


----------------------------------------------------------------------------------------

                                          ASBESTOS LOSS  EXCESS WORKERS'
COMPANY                                      TRANSFER      COMPENSATION       TOTAL
----------------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
    National Union                        $     827,363  $       927,266  $   1,754,629
    American Home                               783,818        1,092,875      1,876,693
    C&I                                         239,500          333,934        573,434
    Chartis PC                                  108,863          122,009        230,872
    New Hampshire                               108,863          122,009        230,872
    ISOP                                        108,863          122,009        230,872
                                         -----------------------------------------------
TOTAL ADMITTED POOL COMPANIES             $   2,177,270  $     2,720,102  $   4,897,372
                                         ===============================================

SURPLUS LINES POOL COMPANIES:
    Lexington Insurance Company           $     261,997  $             -  $     261,997
    Chartis Select Insurance Company             67,370                -         67,370
    Chartis Specialty Insurance Company          37,428                -         37,428
    Landmark Insurance Company                    7,486                -          7,486
                                         -----------------------------------------------
TOTAL SURPLUS LINES POOL COMPANIES        $     374,281  $             -  $     374,281
                                         ===============================================

CHARTIS INTERNATIONAL
    Chartis Overseas Ltd.                 $     212,400  $             -  $     212,400
    Other                                        26,400                -         26,400
                                         -----------------------------------------------
TOTAL CHARTIS INTERNATIONAL               $     238,800  $             -  $     238,800
                                         ===============================================
                                         -----------------------------------------------
GRAND TOTAL                               $   2,790,351  $     2,720,102  $   5,510,453
                                         ===============================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS

A.    ADMITTED POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

      --------------------------------------------------------- -------------- -------------------
                                                                  INITIAL         PARTICIPATION
                                                    NAIC CO.   PARTICIPATION   PERCENT SPECIFIC TO
      MEMBER COMPANY                                  CODE       PERCENT            JAPAN RISK
      --------------------------------------------------------------------------------------------

      Chartis Overseas Limited                           -         67.0%               85.0%
      Admitted Pool member companies, as follows:        -         33.0%               15.0%
        New Hampshire                                 23841        12.0%               10.0%
        National Union                                19445        11.0%                5.0%
        The Company                                   19380        10.0%                0.0%

      ============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:


      --------------------------------------------------------------------------
      AS OF DECEMBER 31,                                   2011        2010
      --------------------------------------------------------------------------

      Assumed reinsurance premiums receivable          $   119,334  $    75,852
      Funds held by ceding reinsurers                       41,702       12,478
      Reinsurance recoverable                               34,065       42,074
      Equities in underwriting pools and associations      266,934      544,719
      --------------------------------------------------------------------------
      TOTAL ASSETS                                     $   462,035  $   675,123
      --------------------------------------------------------------------------

      Loss and LAE reserves                            $   524,705  $   564,889
      Unearned premium reserves                            206,983      233,080
      Funds held                                            10,157       13,038
      Ceded balances payable                                48,337       61,292
      Assumed reinsurance payable                           53,519       44,085
      --------------------------------------------------------------------------
      TOTAL LIABILITIES                                $   843,701  $   916,384
      --------------------------------------------------------------------------

      TOTAL SURPLUS                                    $  (381,666) $  (241,261)
      ==========================================================================

      As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011, the Company's interest in the Association's SCA entities was $285,254 and has been reported as a component of Equities in Underwriting Pools and Associations.

      As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of the Company's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

      On January 1, 2011, the Company transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. The Company also transferred the in force business of its Australia
      and  New  Zealand   branches  to  new  legal  entities

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, the Company also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

      On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

      During  2011,  the  largest   restructuring   were  completed  at  Chartis
      Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

      Effective December 1, 2010, the in force business of the Hong Kong branches of National Union, the Company and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of the New York and Pennsylvania Insurance Departments.

      The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and Pennsylvania Insurance Department to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.


C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2011          2011              2011
      ----------------------------------------------------------------------------------------------------------
      AIU Brasil Affiliate                                100.0%   $       408  $           476  $       (1,771)
      Chartis Non Life Holding Company (Japan), Inc.        0.0%            -                -         (289,975)
      AIG Mexico Industrial, L.L.C.  (a)                    0.0%            -                -          (10,954)
      American International Realty Corporation            31.5%        14,198           35,962          (6,385)
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,362             227
      Eastgreen, Inc.                                      13.8%        20,977           18,222           8,157
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $    40,792  $        57,022  $     (300,701)
      ==========================================================================================================

      (a)   The Company's interest was sold on July 29, 2011.

      ----------------------------------------------------------------------------------------------------------
                                                        AFFILIATE               CARRYING VALUE     CHANGE IN
                                                        OWNERSHIP  ACTUAL COST  AT DECEMBER 31,  CARRYING VALUE
      AFFILIATED COMMON STOCK INVESTMENTS                PERCENT      2010          2010              2010
      ----------------------------------------------------------------------------------------------------------
      Chartis Non Life Holding Company (Japan), Inc.(c)   100.0%   $   300,384  $       289,975  $      210,017
      AIU Brasil Affiliate                                100.0%           408            2,247             155
      AIG Mexico Industrial, L.L.C.                        49.0%         6,981           10,954             567
      American International Realty Corporation            31.5%        14,169           42,347          21,723
      Pine Street Real Estate Holdings Corporation         31.5%         5,209            2,135             (58)
      Eastgreen, Inc.                                      13.4%        12,804           10,065             138
      Fuji Fire and Marine Insurance Company  (c)           2.8%            -                -          (12,180)
      ----------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS - AFFILIATES                            $   339,955  $       357,723  $      220,362
      ==========================================================================================================

      (c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan), Inc.

      On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an
      intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

      In 2010, the Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of Chartis Non Life Holding Company (Japan) Inc.

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note 1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $566,665 and $802,931, respectively.


E.    RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi-year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective  October  7, 2010,  National  Union  Fire  Insurance  Company of
      Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, National Union's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to National Union's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance $1,308. This item is presented as Other Surplus Adjustments in National Union's Statement of Operations and Changes in Capital and Surplus. The other members of the Admitted Pool settled with National Union and recorded their proportionate share in accordance with the pooling agreement. With the approval of National Union's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger. The transaction was accounted for as a statutory merger. National Union did not issue any new shares of stock as a result of the merger.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9 percent of TRH's common shares issued, which were sold in March 2010. The Company had previously owned 33.2 percent of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S., Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

FOREIGN OPERATIONS

Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,600. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions.


F. OTHER RELATED PARTY TRANSACTIONS

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends.

                                                                               ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                                                   THE COMPANY                    THE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
   DATE OF                                                                      STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION      NAME OF AFFILIATE                VALUE    DESCRIPTION  STATEMENT VALUE  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  03/28/11     Purchase of securities      AIG Inc. Matched Investment Program  $ 587,841  Securities      $   587,841      Cash


  08/18/11     Purchase of securities            Chartis Select                   179,406  Securities          179,406      Cash

  08/18/11     Purchase of securities               Lexington                     747,122  Securities          747,122      Cash

  08/18/11       Sale of securities              Chartis Select                   210,304    Cash              200,294   Securities

  08/18/11       Sale of securities                 Lexington                     854,193    Cash              814,422   Securities

  03/01/11            Dividend                 Chartis U.S., Inc.                       -       -               11,448     In kind

  06/29/11            Dividend                 Chartis U.S., Inc.                       -       -               110,000      Cash

  11/01/11            Dividend                 Chartis U.S., Inc.                       -       -               16,010     In kind

  03/31/11     Return of capital (a)           Chartis U.S., Inc.                       -       -            1,020,000      Cash

  09/19/11       Return of capital             Chartis U.S., Inc.                       -       -              400,000      Cash

  06/30/11     Capital contributions           Chartis U.S., Inc.                   5,623     Cash                   -        -

   Various      Capital contributions (b)      Chartis U.S., Inc.                  57,153    In kind                 -        -

   Various      Capital contribution           Chartis U.S., Inc.                   4,605    In kind                 -        -
------------------------------------------------------------------------------------------------------------------------------------
(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization  Chartis Select: Chartis Select Insurance
                                                                                          Company
(b) Capital contributions in lieu of Tax Sharing Agreement                                Lexington: Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------


Funding of Eaglestone Capitalization

On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the Pennsylvania Insurance Department (PA DOI), returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


$1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27, 2011. On that same date, Chartis U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to Chartis PC.

                                                                 ASSETS RECEIVED BY     ASSETS TRANSFERRED BY
                                                                    THE COMPANY             THE COMPANY
-------------------------------------------------------------------------------------------------------------
   DATE OF                                                      STATEMENT              STATEMENT
 TRANSACTION    EXPLANATION OF TRANSACTION  NAME OF AFFILIATE     VALUE    DESCRIPTION  VALUE     DESCRIPTION
-------------------------------------------------------------------------------------------------------------
  02/12/10               Dividend           Chartis U.S., Inc. $         -     -       $ 300,000     Cash

  04/08/10               Dividend           Chartis U.S., Inc.           -     -           1,343     Cash

  Various       Capital contribution (a)    Chartis U.S., Inc.       5,322  In kind            -       -

  03/31/10         Capital contribution     Chartis U.S., Inc.       4,829  In kind            -       -
                  Capital contribution(b)
  12/31/10                                  Chartis U.S., Inc.   1,937,124 Receivable          -       -

  06/24/10          Sale of securities       National Union        708,005   Cash        708,005  Securities

(a)  Capital contributions in lieu of Tax Sharing agreement

(b)  Capital contribution was received on February 25, 2011


In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011, 2010 and 2009 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2011, 2010 and 2009:

FOR THE YEARS ENDED DECEMBER 31,        2011         2010      2009
----------------------------------------------------------------------
Chartis Global Claims Services, Inc. $    250,065  $ 245,427 $ 255,941

Chartis Global Services, Inc.             272,803          -         -
----------------------------------------------------------------------
 TOTAL                               $    522,868  $ 245,427 $ 255,941
======================================================================

Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG Managed Money Market Fund of $376,438 and $1,881,287, respectively.

Federal and foreign income taxes payable to the Ultimate Parent as of December 31, 2011 and 2010 amounted to $23,930 and $60,666, respectively.

At December 31, 2011 and 2010, the amount due from/(to) National Union, as the lead company of the intercompany

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


pool, was $3,447 and $(121,756), respectively.

As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-------------------------------------------------------------------------------
AS OF DECEMBER 31,                                        2011          2010
-------------------------------------------------------------------------------
Balances with admitted pool companies                  $     6,325  $    31,954

Balances less than 0.5% of admitted assets                   7,005       23,175

Capital contributions receivable from Chartis U.S. Inc.          -    1,937,124
-------------------------------------------------------------------------------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES    $    13,330  $ 1,992,253
===============================================================================

Balances with admitted pool companies                  $       145  $   122,198

Balances less than 0.5% of admitted assets                  46,282       82,128
-------------------------------------------------------------------------------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES         $    46,427  $   204,326
===============================================================================

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S., Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011 and reported as Receivable from Affiliate at December 31, 2010.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G.   EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


Asset Relief Program (TARP).

On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,               2011                         2010                         2009
-------------------------------------------------------------------------------------------------------------------
                                       WRITTEN       EARNED      WRITTEN       EARNED       WRITTEN      EARNED
-------------------------------------------------------------- ------------------------- --------------------------
Direct premiums                      $  1,327,507  $ 1,425,212 $  1,471,932  $ 1,494,653 $   2,181,231 $  2,429,839

Reinsurance premiums assumed:

 Affiliates                             6,868,230    7,283,623    6,775,226    7,113,494     7,553,633    8,250,685

 Non-affiliates                           102,880       74,710       64,497       37,427        51,887       46,888
-------------------------------------------------------------- ------------------------- --------------------------
    GROSS PREMIUMS                      8,298,617    8,783,545    8,311,655    8,645,574     9,786,751   10,727,412
-------------------------------------------------------------- ------------------------- --------------------------
Reinsurance premiums ceded:

 Affiliates                             1,403,977    1,497,360    1,574,099    1,537,046     2,624,677    3,172,378

 Non-affiliates                         1,585,708    1,604,027    1,542,184    1,459,764     1,099,681    1,200,489
-------------------------------------------------------------- ------------------------- --------------------------
    NET PREMIUMS                     $  5,308,932  $ 5,682,158 $  5,195,372  $ 5,648,764 $   6,062,393 $  6,354,545
============================================================== ========================= ==========================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:



                                         ASSUMED REINSURANCE       CEDED REINSURANCE                 NET
-------------------------------------------------------------- ------------------------- --------------------------
                                       UNEARNED                  UNEARNED                  UNEARNED
                                       PREMIUM      COMMISSION   PREMIUM     COMMISSION     PREMIUM     COMMISSION
                                       RESERVES      EQUITY      RESERVES      EQUITY      RESERVES       EQUITY
-------------------------------------------------------------- ------------------------- --------------------------
DECEMBER 31, 2011

 Affiliates                          $  3,342,813  $   394,470 $    830,856  $   138,051 $   2,511,957 $   256,419

 Non-affiliates                            65,890        7,775      444,215       73,807      (378,325)     (66,032)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,408,703  $   402,245 $  1,275,071  $   211,858 $   2,133,632   $  190,387
============================================================== ========================= ==========================

DECEMBER 31, 2010

 Affiliates                          $  3,758,923  $   421,024 $    924,159  $   129,587 $   2,834,764 $    291,437

 Non-affiliates                            37,720        4,225      462,613       64,868      (424,893)     (60,643)
-------------------------------------------------------------- ------------------------- --------------------------
 TOTAL                               $  3,796,643  $   425,249 $  1,386,772  $   194,455 $   2,409,871 $  230,794
============================================================== ========================= ==========================

                                       53

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As of December 31, 2011 and 2010 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-----------------------------------------------------------------
                           UNEARNED  PAID LOSSES   RESERVES FOR
                            PREMIUM      AND        LOSSES AND
                           RESERVES      LAE          LAE
-----------------------------------------------------------------
December 31, 2011

 Affiliates             $   830,856  $  124,663   $  10,409,887
 Non-affiliates             444,215     272,636       2,977,082
-----------------------------------------------------------------
 TOTAL                  $ 1,275,071  $  397,299   $  13,386,969
=================================================================
December 31, 2010
 Affiliates             $   924,159  $  131,717   $  10,701,691
 Non-affiliates             462,613     301,588       3,194,427
-----------------------------------------------------------------
 TOTAL                  $ 1,386,772  $  433,305   $  13,896,118
=================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

------------------------------------------------------------------------
                                                   NAIC CO.
REINSURER                                           CODE        2011
------------------------------------------------------------------------
Affiliates:
 Chartis U.S., Inc. Admitted Pool                     -     $ 8,527,665
 Eaglestone Reinsurance Company                     10651       722,458
 Chartis Overseas Ltd.                                -         548,081
 AIU Insurance Company                              19399       142,755
 American International Reinsurance Co. Ltd           -          53,151
 Lexington Insurance Company                        19437        28,535
 United Guaranty Insurance Company                  11715        23,187
 Chartis Europe S.A.                                  -           6,375
 Chartis Insurance UK Ltd                             -           5,725
 Chartis Specialty Insurance Company                26883         4,901
 Landmark Insurance Company                         35637         2,696
 US Life Ins Co of NY (F/ Amer Int Life Ass NY)     70106         2,434
 Chartis Insurance Company Of Canada                  -           1,750
 Chartis Select Insurance Company                   10932         1,718
 Other affiliates below $1.0 million                  -           4,469
------------------------------------------------------------------------
  TOTAL AFFILIATES                                           10,075,900
------------------------------------------------------------------------

Non-Affiliates:
 Swiss Re Group                                       -         232,415
 Lloyds Syndicates                                    -         223,289
 Transatlantic Group                                  -         216,955
 Munich Re Group                                      -         174,362
------------------------------------------------------------------------
  TOTAL  NON-AFFILIATES                                         847,021
------------------------------------------------------------------------
 Total affiliates and non-affiliates                        $ 10,922,921
========================================================================

During 2011, 2010 and 2009, the Company reported in its Statements of Operations statutory losses of $2,152, $135,317 and $10,863, respectively, as a result of commutations with the following reinsurers. The 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3); the 2009 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
COMPANY                                    2011        2010       2009
--------------------------------------------------------------------------

Argonaut Midwest Insurance Company        $   1,882  $       -   $     -
American International Reinsurance
Company, Ltd. (a)                                -      131,629    10,284
Continental Casualty Company                     -        1,270        -
Reliastar Life Insurance Company                 -        1,296        -
Other reinsurers below $1 million               270       1,122       579
--------------------------------------------------------------------------
TOTAL                                     $   2,152  $  135,317  $ 10,863
==========================================================================

(a) Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and Pennsylvania Insurance Department. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                       COMPANY'S POOLED
                           TOTAL          ALLOCATION
                         -----------   -----------------
Liabilities:
 Outstanding losses      $ 2,576,715   $        927,617
                         ============  =================
P&L:
 Paid losses                 365,636            131,629
                         ============  =================
 Net cash                $ 2,211,079   $        795,988
                         ============  =================


As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $102,721 and $115,859, respectively.

During 2011, 2010 and 2009, the Company recovered/(wrote off) reinsurance recoverable balances of $14,092, $(1,224) and $8,952, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

-------------------------------------------------------------------------------
                   2011                    AFFILIATE   NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection           $ 165,233   $ 36,933      $ 202,166

Reinsurance payable on paid loss
and loss adjustment expenses                  71,426     11,807         83,233

-------------------------------------------------------------------------------
                   2010                    AFFILIATE  NON-AFFILIATE   TOTAL
-------------------------------------------------------------------------------
Premiums in course of collection
                                           $ 146,906   $ 11,982      $ 158,888
Reinsurance payable on paid loss
and loss adjustment expenses                 150,327      4,755        155,082

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                       2011                          2010
-------------------------------------------------------------------------------------------------------------------

                                          PREMIUMS IN   REINSURANCE PAYABLE     PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF   ON PAID LOSS AND LOSS     IN COURSE   ON PAID LOSS AND LOSS
                                          COLLECTION     ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
-------------------------------------------------------------------------------------------------------------------
Chartis Overseas Ltd.                     $    42,610  $              13,061    $    14,735  $              20,053
Chartis Excess Ltd.                             8,210                     36              -                      -
Lexington Insurance Co.                         7,986                 10,262         16,421                 17,730
Chartis Europe SA                               7,984                  9,237          7,544                 11,977
Chartis Insurance Company of Canada             7,179                  6,348              -                      -
Chartis Insurance UK Ltd.                       6,947                  6,679         11,225                  4,051
CA De Seguros American Intl                     5,270                  1,337              -                      -
La Meridional Compania Argentina
de Seguros S.A.                                 3,757                  1,210              -                      -
Chartis Specialty Insurance. Co.                3,195                  1,321            388                    597
National Union Ins. Co. of Vermont              2,225                  9,024             47                 15,310
Chartis Insurance Company - Puerto Rico         1,473                  1,269         10,632                    310
United Guaranty Residential Ins. Co.              461                (50,400)           245                 20,558
Chartis Australia Insurance Ltd.                    -                  4,945              -                      -
AIU Insurance Co.                              (2,539)                (3,624)        (8,361)                (8,316)

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                     COMPANY'S POOLED
                                   TOTAL               ALLOCATION
                                 ------------        -----------------
Liabilities:

 Outstanding losses              $ 3,278,251         $     1,180,170

 Unearned premium reserves           933,787                  336,163

 Other                                49,727                   17,902
                                 ------------        -----------------
                                   4,261,765                1,534,235
                                 ------------        -----------------
P&L:
 Ceding commission                   220,094                   79,234
                                 ------------        -----------------
                                 $ 4,041,671         $       1,455,001
                                 ============        =================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2011 and 2010, the Company's deposit assets and liabilities were comprised of the following:

---------------------------------------------------------------------------
                          Deposit    Deposit     Funds Held     Funds Held
                          Assets   Liabilities    Assets      Liabilities
-----------------------------------------------  --------------------------
December 31, 2011:
 Direct                  $      -  $    97,581   $        -   $          -
 Assumed                        -           44            -              -
 Ceded                          3            -            -          4,848

----- -----------------------------------------  --------------------------
 TOTAL                   $      3  $    97,625   $        -   $      4,848
===============================================  ==========================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                         DEPOSIT    DEPOSIT     FUNDS HELD    FUNDS HELD
                                         ASSETS   LIABILITIES     ASSETS     LIABILITIES
--------------------------------------------------------------  -------------------------
December 31, 2010:
 Direct                                $       -  $   100,648   $        -   $         -
 Assumed                                       -       89,243       88,515             -
 Ceded                                       686            -            -           990
--------------------------------------------------------------  -------------------------
 TOTAL                                 $     686  $   189,891   $   88,515   $       990
==============================================================  =========================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                         DEPOSIT       DEPOSIT        DEPOSIT        DEPOSIT
                                         ASSETS      LIABILITIES       ASSETS       LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $      686    $   189,891     $    1,595    $    178,479
 Deposit activity, including loss
 recoveries                                  (683)       (90,764)        (1,622)          8,358
 Interest income or expense, net of
 amortization of margin                        -          (1,502)           713           3,054
 Non-admitted asset portion                    -              -              -              -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $        3    $    97,625     $      686    $   189,891
=================================================================    ===========================

                                                 2011                          2010
-----------------------------------------------------------------    ---------------------------
                                       FUNDS HELD     FUNDS HELD     FUNDS HELD     FUNDS HELD
                                         ASSETS      LIABILITIES        ASSETS     LIABILITIES
-----------------------------------------------------------------    ---------------------------
Balance at January 1                   $   88,515    $       990     $   88,515    $         -
 Contributions                                 -           4,753             -              990
 Withdrawals                              (88,515)          (895)            -               -
 Interest                                      -              -              -               -
-----------------------------------------------------------------    ---------------------------
BALANCE AS OF DECEMBER 31              $       -     $     4,848     $   88,515    $        990
=================================================================    ===========================

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $90,000 and related funds held assets of $88,200.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

     - Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

     - To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 30 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

     - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent or Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis, Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The   components   of  the   Company's   net  deferred  tax   assets/liabilities
("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ---------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL       ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------  ---------------------------------------

 Gross deferred tax assets               $  1,632,616  $   122,640  $  1,755,256  $  1,501,814  $   265,330  $  1,767,144
 Less statutory valuation allowance                 -            -             -       633,968      131,367       765,335
                                        ----------------------------------------  ---------------------------------------
 Adjusted gross deferred tax assets         1,632,616      122,640     1,755,256       867,846      133,963     1,001,809
 Gross deferred tax liabilities               (58,661)    (176,253)     (234,914)      (67,312)    (133,963)     (201,275)
                                        ----------------------------------------  ---------------------------------------
 Net deferred tax asset/(liabilities)       1,573,955      (53,613)    1,520,342       800,534            -       800,534
 Deferred tax assets non-admitted            (828,450)           -      (828,450)      (17,769)           -       (17,769)
                                        ----------------------------------------  ---------------------------------------
 Net admitted deferred tax assets        $    745,505  $   (53,613) $    691,892  $    782,765  $         -  $    782,765
                                        ========================================  =======================================

                                                        CHANGE
                                        ----------------------------------------
 DESCRIPTION                               ORDINARY      CAPITAL        TOTAL
--------------------------------------  ----------------------------------------

 Gross deferred tax assets               $    130,802  $  (142,690) $    (11,888)
 Less statutory valuation allowance          (633,968)    (131,367)     (765,335)
                                        ----------------------------------------
 Adjusted gross deferred tax assets           764,770      (11,323)      753,447
 Gross deferred tax liabilities                 8,651      (42,290)     (33,639)
                                        ----------------------------------------
 Net deferred tax asset/(liabilities)         773,421      (53,613)      719,808
 Deferred tax assets non-admitted            (810,681)           -      (810,681)
                                        ----------------------------------------
 Net admitted deferred tax assets        $    (37,260)   $ (53,613) $    (90,873)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                                                              DECEMBER 31, 2011              DECEMBER 31, 2010
                                                                      ------------------------------ -------------------------------
  DESCRIPTION                                                           ORDINARY  CAPITAL    TOTAL    ORDINARY  CAPITAL    TOTAL
--------------------------------------------------------------------- ------------------------------ -------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes            $       -  $     -  $       -  $       -  $     -  $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                            450,661        -    450,661    260,922        -    260,922
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                          -        -          -          -        -          -
                                                                      ------------------------------ -------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e            $ 450,661  $     -  $ 450,661  $ 260,922  $     -  $ 260,922
                                                                      ============================== ===============================
                                                                                   CHANGE
                                                                       ------------------------------
  DESCRIPTION                                                           ORDINARY   CAPITAL   TOTAL
---------------------------------------------------------------------  ------------------------------

  Increase in DTA from carried back losses that reverse in subsequent
 three calendar years that are carried back to recoup taxes             $       -  $     - $       -
  Increase in DTA from the lesser of adjusted gross DTAs realizable
 within 36 months or 15% of statutory surplus                             189,739        -   189,739
  Increase in DTA from adjusted gross DTAs that can be offset against
 DTLs                                                                           -        -         -
                                                                       ------------------------------
  Total Increase in DTA admitted pursuant to Paragraph 10.e             $ 189,739  $     - $ 189,739
                                                                       ==============================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                                                       DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                            ----------------------------------- ------------------------------------
    DESCRIPTION                                              ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL       TOTAL
    ------------------------------------------------------  ----------------------------------- ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $        -   $        -  $         - $        -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus             241,231           -     241,231      521,844            -    521,844
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs        112,273     122,641     234,914       67,312      133,963    201,275
                                                            ----------------------------------- ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                 353,504     122,641     476,145      589,156      133,963    723,119
                                                            ----------------------------------- ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -           -            -            -          -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -           -            -            -          -
                                                            ----------------------------------- ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         450,661           -     450,661      260,922            -    260,922
                                                            ----------------------------------- ------------------------------------

    Total DTA Admitted Under SSAP 10R                          804,165     122,641     926,806      850,077      133,963    984,040
    Total DTL                                                  (58,661)   (176,253)   (234,914)     (67,312)    (133,963)  (201,275)
                                                            ----------------------------------- ------------------------------------

    Net Admitted DTA                                         $ 745,504  $  (53,612) $  691,892   $  782,765  $         - $  782,765
                                                            =================================== ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -   5,282,793            -            -  6,376,918
                                                                                   ------------                          -----------
    Authorized control level                                         -           -   1,237,484            -            -  1,524,545
                                                                                   ------------                          -----------

                                                                          CHANGE
                                                            ------------------------------------
     DESCRIPTION                                              ORDINARY    CAPITAL     TOTAL
    ------------------------------------------------------  ------------------------------------

    Carried back losses that reverse in subsequent
      calendar year                                          $       -  $        -  $         -
    The lesser of adjusted gross DTAs realizable
      within 12 months or 10% of statutory surplus            (280,613)          -     (280,613)
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs         44,961     (11,322)      33,639
                                                            ------------------------------------
    Total DTA admitted pursuant to Paragraphs 10.a, 10.b
      and 10.c                                                (235,652)    (11,322)    (246,974)
                                                            ------------------------------------

 Admission Calculation Components
 SSAP 10R, Paragraph 10.e

    Carried back losses that reverse in subsequent
      three calendar years                                           -           -            -
    The lesser of adjusted gross DTAs realizable
      within 36 months or 15% of statutory surplus             189,739           -      189,739
                                                            ------------------------------------
    Adjusted gross DTAs that can be offset against DTLs              -           -            -
                                                            ------------------------------------
    Additional DTA admitted pursuant to Paragraph 10.e         189,739           -      189,739
                                                            ------------------------------------

    Total DTA Admitted Under SSAP 10R                          (45,912)    (11,322)     (57,234)
    Total DTL                                                    8,651     (42,290)     (33,639)
                                                            ------------------------------------

    Net Admitted DTA                                         $ (37,261) $  (53,612) $   (90,873)
                                                            ====================================

 Used in SSAP 10R, Par. 10 d

    Total adjusted capital                                           -           -  (1,094,125)
                                                                                   -------------
    Authorized control level                                         -           -    (287,061)
                                                                                   -------------

The following table provides the Company's assets, capital and surplus, and Risk Based Capital information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                                                          DECEMBER 31, 2011                     DECEMBER 31, 2010
                                                   ------------------------------------ ----------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL      ORDINARY   CAPITAL        TOTAL
       ------------------------------------------- ------------------------------------ ------------- --------- ----------

 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $ 294,843  $ (53,612) $    241,231   $ 521,844  $     -  $    521,844
        Admitted assets                                     -          -    23,449,611           -        -    26,155,673
        Adjusted statutory surplus                          -          -     5,216,642           -        -     6,412,177
        Total adjusted capital from DTA                     -          -     5,216,642           -        -     6,412,177

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  745,504    (53,612)      691,892     782,765        -       782,765
        Admitted assets                                     -          -    23,900,272           -        -    26,416,595
        Statutory surplus                                   -          -  $  5,667,303           -        -  $  6,673,099

                                                                  CHANGE
                                                   ------------------------------------
        DESCRIPTION                                  ORDINARY   CAPITAL       TOTAL
       ------------------------------------------- ------------------------------------
 SSAP 10R, Paragraphs 10.a, 10.b, and 10.c

        Admitted deferred tax assets                $(227,001) $ (53,612) $   (280,613)
        Admitted assets                                     -          -    (2,706,062)
        Adjusted statutory surplus                          -          -    (1,195,535)
        Total adjusted capital from DTA                     -          -    (1,195,535)

 Increased amounts due to SSAP 10R, Paragraph 10.e

        Admitted deferred tax assets                  (37,261)   (53,612)      (90,873)
        Admitted assets                                     -          -    (2,516,323)
        Statutory surplus                                   -          -  $ (1,005,796)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $1,312,815 and net admitted DTAs by $64,523. Tax planning strategies had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

 For the years ended December 31,                 2011         2010         2009
------------------------------------------------------------------------------------

  Federal income tax                           $  (95,734) $  (142,812) $  (215,953)
  Foreign income tax                               (8,461)      (5,462)      37,836
                                              --------------------------------------
        Subtotal                                 (104,195)    (148,274)    (178,117)
  Federal income tax on net capital gains           90,032     169,323       57,389
  Other - including return to provision                -         6,354       55,810
                                              --------------------------------------
  Federal and foreign income taxes incurred    $  (14,163) $    27,403  $   (64,918)
                                              =====================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

Deferred tax assets:

     Ordinary                                                   2011           2010         CHANGE
                                                            -----------------------------------------

            Loss reserve discount                            $   416,180   $   488,039   $   (71,859)
            Non-admitted assets                                  126,696       146,586       (19,890)
            Unearned premium reserve                             200,003       224,940       (24,937)
            Goodwill & deferred revenue                           29,941        29,941             -
            Bad debt expense                                      74,123        88,502       (14,379)
            Net operating loss carryforward                      461,242       376,835        84,407
            Foreign tax credits                                   69,946        99,895       (29,949)
            Deferred tax of foreign entities                      43,675        38,621         5,054
            Investments                                          118,681          -          118,681
            Deferred loss on branch conversion                     9,555          -            9,555
            Intangibles                                           22,280          -           22,280
            Other temporary difference                            60,293         8,455        51,838
                                                            -----------------------------------------
                                                 Subtotal      1,632,615     1,501,814       130,801

      Statutory valuation allowance adjustment                       -        (633,968)      633,968
      Non-admitted                                              (828,450)      (17,769)     (810,681)
                                                            -----------------------------------------

      Admitted ordinary deferred tax assets                      804,165       850,077       (45,912)
                                                            -----------------------------------------

      Capital


            Investments writedown                                110,936       149,630       (38,694)
            Unrealized capital losses                             11,335        87,003       (75,668)
            Deferred intercompany loss                                 -        28,697       (28,697)
            Other temporary difference                               370             -           370
                                                            ------------- ------------- ---------------
                                                 Subtotal        122,641       265,330      (142,689)

      Statutory valuation allowance adjustment                         -      (131,367)      131,367
      Non-admitted                                                     -             -             -
                                                            -----------------------------------------

      Admitted capital deferred tax assets                       122,641       133,963       (11,322)
                                                            -----------------------------------------

                                                            -----------------------------------------
      TOTAL ADMITTED DEFERRED TAX ASSETS                     $   926,806   $   984,040   $   (57,234)
                                                            =========================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


Deferred tax liabilities:

     Ordinary                                                                           2011          2010        CHANGE
                                                                                   ----------------------------------------

            Investments                                                             $   (46,868)  $   (17,160)  $  (29,708)
            Other (including items <5% of total ordinary tax liabilities)               (11,793)      (50,152)      38,359
                                                                                   ----------------------------------------
                                                                        Subtotal        (58,661)      (67,312)       8,651


     Capital

            Investments                                                                 (19,064)            -      (19,064)
            Unrealized capital gains                                                   (157,189)     (133,963)     (23,226)
                                                                                   ----------------------------------------
                                                                        Subtotal       (176,253)     (133,963)     (42,290)

                                                                                   ----------------------------------------
 TOTAL DEFERRED TAX LIABILITIES                                                     $  (234,914)  $  (201,275)  $  (33,639)
                                                                                   ----------------------------------------


 NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                                    $   691,892   $   782,765   $  (90,873)
                                                                                   ========================================

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-Admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------

Description                                                       2011         2010       CHANGE
                                                             --------------------------------------

 Adjusted gross deferred tax assets                           $ 1,755,256  $ 1,001,809  $  753,447
 Total deferred tax liabilities                                  (234,914)    (201,275)    (33,639)
                                                             --------------------------------------
 Net deferred tax assets                                        1,520,342      800,534     719,808
 Deferred tax assets/(liabilities) - SSAP 3                                                     -
 Deferred tax assets/(liabilities) - unrealized                                              3,008
 Deferred tax - noncash settlement through paid-in-capital                                  57,153

                                                                                       ------------
 Total change in deferred tax                                                              659,647
                                                                                       ============

 Change in deferred tax - current year                                                     643,845
 Change in deferred tax - current year - other surplus items                                15,802
                                                                                       ------------
 Change in deferred tax - current year - total                                             659,647
                                                                                       ============

                                                                CURRENT      DEFERRED      TOTAL
                                                             --------------------------------------
 SSAP 3 impact:
       SSAP 3 - general items                                     (20,102)      90,565      70,463
       SSAP 3 - unrealized gain/loss                                   -      (101,902)   (101,902)
                                                             --------------------------------------
       Total SSAP 3                                               (20,102)     (11,337)    (31,439)
       SSAP 3 - statutory valuation allowance                          -        11,337      11,337
                                                             --------------------------------------
       SSAP 3 - adjusted tax assets and liabilities               (20,102)          -     (20,102)
       SSAP 3 - non-admitted impact                                22,382           -       22,382
                                                             --------------------------------------
 Total SSAP 3 impact                                          $     2,280           -   $    2,280
                                                             ======================================

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of tax assets of $1,755,256. Management believes that it is more likely than not that these assets will be realized in the forseeable future therefore the Company has not recorded a valuation allowance against its deferred tax asset. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

     -    the  nature,   frequency,  and  severity  of  current  and  cumulative
          financial reporting losses;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     - transactions completed and transactions expected to be completed in the near future;

     - the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

     - the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and

     - tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development in 2009, 2010 and 2011, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2011.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies included: (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,256 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $691,892 of adjusted gross deferred tax assets were admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                       2011                    2010                     2009
                                               ---------------------  ------------------------  ------------------------
 Description                                     AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT     AMOUNT      TAX EFFECT
---------------------------------------------  ---------------------  ------------------------  ------------------------
 Net income before federal income taxes and
 capital gains taxes                           $ 480,413  $ 168,145   $ (749,113) $  (262,190) $  184,874  $     64,706
 Book to tax adjustments:
   Tax exempt income                            (304,201)  (106,470)    (420,450)    (147,157)   (456,093)     (159,633)
   Intercompany dividends                         (6,294)    (2,203)           -            -     (94,815)      (33,185)
   Dividend received deduction                      (451)      (158)      (8,767)      (3,069)    (18,128)       (6,345)
   Subpart F income, gross-up & foreign
   tax credits                                    14,771     (3,291)     (36,387)     (13,104)          -             -
   Meals and entertainment                             -          -          567          199         862           302
   Stock options and other compensation           27,409      9,593        4,644        1,625           -             -
   Non-deductible penalties                        1,442        505            -            -           -             -
   Change in non-admitted assets                  84,424     29,549      162,087       56,731    (102,726)      (35,954)
   Change in tax position                              -     (5,702)           -       11,310           -        59,878
   Statutory valuation allowance               (753,998)   (753,998)     765,335      765,335           -             -
   Sale of divested entities                           -          -            -            -     (70,576)      (24,702)
   Return to provision                                 -    (5,690)            -       19,394           -        11,457
   Branch incorporation & conversion (Hong
  Kong/Singapore/Australia)                         (536)      (188)           -            -           -             -
   Non-deductible expenses                        34,253     11,989            -            -           -         1,399
   Other                                            (252)       (89)           -       (5,297)     (4,392)       (2,195)
------------------------------------------------------------------------------------------------------------------------
          Total book to tax adjustments         (903,433)  (826,153)     467,029      685,967    (745,868)     (188,978)
------------------------------------------------------------------------------------------------------------------------
 Total federal taxable income and tax          $(423,020) $(658,008)  $ (282,084) $   423,777  $ (560,994)    $(124,272)
========================================================================================================================

 Federal income tax incurred                               (104,195)                 (141,920)                 (122,307)
 Federal income tax on realized capital gains                90,032                   169,323                    57,389
 Change in deferred tax                                    (659,647)                  396,374                   (59,354)
 Less: Change in deferred tax - other
  surplus items                                              15,802                         -                         -
                                                          ---------               -----------              -------------
 Total tax                                                $(658,008)              $   423,777              $   (124,272)
                                                          =========               ===========              =============

As of December 31, 2011, the Company had $69,946 foreign tax credits carry forwards expiring through the year 2021, and $1,317,835 of net operating loss carry forwards expiring through the year 2031 that are available to offset against future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2011 and no other unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $17,411.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

 At December 31, 2011

 MAJOR TAX JURISDICTIONS          OPEN TAX YEARS
--------------------------------------------------
 UNITED STATES                     2000 - 2010


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN


     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than 5 years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     The Company is jointly and severally responsible with AIG and other participating companies for funding

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


      obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

      Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

      Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

      The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

     -----------------------------------------------------------------------
     AS OF DECEMBER 31,                         2011            2010
     -----------------------------------------------------------------------
     Fair value of plan assets              $   3,432,515   $   3,424,553
     Less projected benefit obligation          4,219,931       3,574,840
     -----------------------------------------------------------------------
     Funded status                          $    (787,416)  $    (150,287)
     =======================================================================


      The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     ---------------------------------------------------------------------------------------------------------
     AS OF DECEMBER 31,                                2011                  2010                 2009
     ---------------------------------------------------------------------------------------------------------
      Discount rate                                     4.62%                5.50%                 6.00%
      Rate of compensation increase (average)           4.00%                4.00%                 4.00%
      Measurement date                           December 31, 2011    December 31, 2010     December 31, 2009
      Medical cost trend rate                            N/A                  N/A                   N/A
     ---------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------

      In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $7,922 and $11,968 for 2011 and 2010, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $589 and $112 for the years ended December 31, 2011 and 2010, respectively.

     Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG common stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG
     1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,034 and $14,408, respectively, related to stock options and restricted stock units granted under these plans.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the Company $4,986 and $9,861, respectively, for expenses incurred under this plan.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, (the AIG Incentive Savings
     Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to 7 percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was, $4,957 and $7,156 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first 6 percent of participant contributions and to allow all employees to contribute up the annual IRS contribution maximum of $17.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS


A.   CAPITAL AND SURPLUS

     The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

     The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:


     --------------------------------------------------------

                                      2011           2010
     --------------------------------------------------------
     Unrealized gains            $     198,889   $   220,760

     Non-admitted asset values      (1,224,794)     (458,968)

     Provision for reinsurance         (78,525)      (99,443)
     --------------------------------------------------------

     --------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $381,134. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

     --------------------------------------------------------- ------------ -------------
     Change in net unrealized gains                 2011           2010      2009
     --------------------------------------------------------- ------------ -------------
     Unrealized gains, current year              $   198,889   $   220,760   $   441,772
     Unrealized gains, previous year                 220,760       441,772       739,654
                                                ------------- ------------- -------------
     Change in unrealized gains                      (21,871)     (221,012)     (297,882)

     Change in tax on unrealized gains                 3,008       110,099       202,913
     Change in accounting principles SSAP 43R              -             -        (6,693)
     Adjustments to beginning surplus                  2,913       (40,963)       (8,900)
     Derivatives - change in foreign exchange          5,940        (4,250)            -
     Amortization of goodwill                         (7,967)       (5,204)       (2,502)
     Other - Japan UTA                                62,374             -             -
                                                ------------- ------------- -------------
     Change in unrealized, net of taxes          $    44,397   $  (161,330)  $  (113,064)
                                                ============= ============= =============

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.


     ---------------------------------------------------------------------------
     Change in non-admitted asset values             2011                2010
     ---------------------------------------------------------------------------

     Non-admitted asset values, current year     $  (1,224,794)   $    (458,968)
     Non-admitted asset values, previous year         (458,968)      (1,087,959)
                                                ---------------  ---------------
     Change in non-admitted assets                    (765,826)         628,991

     Change in SSAP 10R                               (189,739)          11,994
     Adjustments to beginning surplus                   29,308         (128,361)
     Other surplus adjustments                               -              613
                                                ---------------  ---------------
     Change in non-admitted assets               $    (926,257)   $     513,237
                                                ===============  ===============


B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     reporting period.


C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0 percent of the Company's statutory earned surplus as of December 31, 2011, or 100.0 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2011, the maximum dividend payment, which may be made without prior approval during 2012, is approximately $308,827.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     As of December 31, 2011 and 2010, the Company paid dividends to Chartis U.S., Inc. of $137,458 and $301,343, respectively, which included $0 of extraordinary dividends.


NOTE 11 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000,
     (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The  intervening  plaintiffs  had  requested  a  stay  of  all trial  court
     proceedings      pending      their      appeal      of      an       order

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

     As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

     On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

     On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

     Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

     On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims -- previously counterclaims that were dismissed without prejudice -- against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

     On October 30, 2009, all of the parties now in the position of defendant -- the AIG parties' competitors, the NWCRP and NCCI -- filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

     On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

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     the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

     On August 1, 2011,  the Court  issued an  opinion  and order  granting  the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

     The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

     In April 2007,  the National  Association of Insurance  Commissioners  (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

     On December  17,  2010,  AIG and the lead states  reached an  agreement  to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
     (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events:
     (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

     AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust
     Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories.
     Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

     On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

     On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

     A  number  of  complaints  making  allegations  similar  to  those  in  the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

     On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


B.   LEASES

     As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,542,389 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:


-----------------------------------------------------------------------------------------------------------
                                                                                               Licensed in
Name of life insurer                                                  Location   Balances       New York
-----------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas      $    82,441        No
The United States Life Insurance Company in the City of New York      New York       879,607       Yes
American General Life Insurance Company of Delaware                   Delaware       311,845        No
BMO Life Assurance Company                                            Canada         206,164        No
-----------------------------------------------------------------------------------------------------------


     As part of its private equity portfolio investment, as of December 31, 2011 the Company may be called upon for an additional capital investment of up to $263,490. The Company expects only a small portion of this portfolio will be called during 2012.

     The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

     The Company has not been required to perform under any of the guarantees that it had issued.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


     The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:


     -------------------------------------------------------------------------------------------------------------------------------

                                                                POLICYHOLDER     INVESTED
                                              DATE     DATE     OBLIGATIONS      ASSETS @    ESTIMATED LOSS  POLICYHOLDERS' SURPLUS
     GUARANTEED COMPANY                      ISSUED  TERMINATED @ 12/31/2011     12/31/2011     @ 12/31/2011        @ 12/31/2011
     -------------------------------------------------------------------------------------------------------------------------------
     21st Century Advantage Insurance
     Company (f/k/a AIG Advantage
     Insurance Company)                 *  12/15/97   8/31/09  $       5,645  $      28,397  $            -  $               26,124

     AIG Edison Life Insurance
     Company (formerly GE Edison Life
     Insurance Company)                 **  8/29/03   3/31/11     26,660,158     26,944,023               -               2,123,663

     Farmers Insurance Hawaii (f/k/a
     AIG Hawaii Insurance Company,
     Inc.)                              *   11/5/97   8/31/09         16,983         84,066               -                  76,624

     Chartis Seguros Mexico SA (f/k/a
     AIG Mexico Seguros
     Interamericana, S.A. de C.V.)          12/15/97       -         166,073        100,369               -                  81,157

     American General Life and
     Accident Insurance Company              3/3/03   9/30/10      8,440,946      9,262,389               -                  629,299

     American General Life Insurance
     Company                                 3/3/03  12/29/06     31,095,613     41,395,196               -               7,393,647

     American International Assurance
     Company (Australia) Limited            11/1/02  10/31/10        380,000      1,308,000               -                 404,000

     21st Century North America
     Insurance Company (f/k/a
     American International Insurance
     Company)                           *   11/5/97   8/31/09         37,488        587,979               -                 489,328

     21st Century Superior Insurance
     Company (f/k/a American
     International Insurance Company
     of California, Inc.)               *   12/15/97  8/31/09          1,910         29,818               -                  27,209

     21st Century Pinnacle Insurance
     Company (f/k/a American
     International Insurance Company
     of New Jersey)                     *   12/15/97  8/31/09         13,789         42,910               -                  38,272

     Chartis Europe, S.A. (formerly
     AIG Europe, S.A.)                      9/15/98         -      6,527,141      6,654,194               -               3,390,807

     Chartis UK (f/k/a Landmark
     Insurance Company, Limited (UK))       3/2/98   11/30/07        188,322      5,379,752               -               1,949,112

     Lloyd's Syndicate  1414 (Ascot
     Corporate Name)                        1/20/05  10/31/07        139,593        663,562               -                 151,865

     SunAmerica Annuity and Life
     Assurance Company (Anchor
     National Life Insurance Company)        1/4/99  12/29/06     14,680,609     25,906,187               -                 814,143

     SunAmerica Life Insurance
     Company                                 1/4/99  12/29/06      9,474,897     13,652,491               -               2,907,242

     The United States Life Insurance
     Company in the City of New York         3/3/03   4/30/10      9,667,411     22,548,377               -               1,842,268

     The Variable Annuity Life
     Insurance Company                       3/3/03  12/29/06     45,334,090     64,692,369               -               4,238,814
     -------------------------------------------------------------------------------------------------------------------------------

      TOTAL GUARANTEES                                         $ 152,830,668  $  219,280,079  $            -  $          26,583,574
     ===============================================================================================================================

      * The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

      ** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Amounts disclosed are based on the Edison's fiscal year end of 3/31/2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

--------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                2011              2010
--------------------------------------------------------------------------------

Allowance provision                              $   (103,402)     $  (245,740)
Deposit accounting assets                                   3              686
Deposit accounting assets - funds held                      -           88,515
Guaranty funds receivable and on deposit               10,011           12,199
Intangible asset - Canada                             (63,660)        (107,372)
Loss funds on deposit                                  51,722           40,858
Note receivable - reinsurance commutation                   -           37,044
Paid loss clearing                                    346,118          318,312
Other assets                                           76,228          137,671
--------------------------------------------------------------------------------
   TOTAL OTHER ADMITTED ASSETS                   $    317,020      $   282,173
================================================================================


Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $138,076 and $40,428, respectively, with related assets for premium tax credits of $10,011 and $12,183, respectively. Of the amount accrued, the Company expects to pay approximately $73,994 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $54,071 in future periods. In addition, the Company anticipates it will realize $6,311 of premium tax offset credits and the associated liability in years two through five. The remaining $3,700 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:


a.  Assets recognized from paid and accrued premium tax offsets
    and policy surcharges prior year-end                               $  12,183
b.  Decreases current year:
     Guarantuy fund refunds                                                  403
     Premium tax offset applied                                            2,639
c.  Increases current year:
     Premium tax offset paid                                                 870
d.  Assets recognized from paid and accrued premium tax offsets       -----------
     and policy surcharges current year-end                            $  10,011
                                                                      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $103,402 and $245,740, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2011, 2010 and 2009, the Company recorded  $16,296,  $30,549 and $25,860, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

As of December 31, 2011 and 2010, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-----------------------------------------------------------------------------------------
 OTHER LIABILITIES                                                  2011         2010
-----------------------------------------------------------------------------------------
 Accounts payable                                                $   42,160   $   29,894
 Accrued retrospective premiums                                      64,385       64,651
 Advance premiums                                                     9,915       11,102
 Amounts withheld or retained by company for account of others        4,467       12,459
 Deferred commission earnings                                         4,161        4,357
 Liability for pension and severance pay                             20,276       16,448
 Loss clearing                                                            -        1,777
 Policyholder funds on deposit                                        9,831        9,057
 Remittances and items not allocated                                 24,870       28,426
 Retroactive reinsurance payable                                        352        1,258
 Retroactive reinsurance reserves - assumed                               -        4,174
 Retroactive reinsurance reserves - ceded                             (899)      (2,077)
 Servicing carrier liability                                          6,929        5,597
 Escrow funds (NICO)                                                 25,693            -
 Other legal contingencies                                           52,613            -
 Other liabilities, includes suspense accounts, expense
   account balances and certain accruals                             60,119       60,578
---------------------------------------------------------------------------- ------------
  TOTAL OTHER LIABILITIES                                        $  324,872   $  247,701
=========================================================================================


On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

None

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the "Fleet") entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the "SMP"), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the "Individual Entity Minimum Percentage") (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

The Company received the approval from the NY DFS to pay dividends of $50,000 to its immediate parent. The dividend was made up of municipal securities and cash of $48,411 and $1,589, respectively, was paid on March 27, 2012.

On April 4, 2012 and effective March 31, 2012, the Company received permission from the NY DFS to effect a quasi-reorganization as set forth in the Statement of Statutory Accounting Principles No. 72. On March 31, 2012, the Company reallocated $1,000,000 from its Gross Paid in and Contributed Surplus to Unassigned Funds. The permitted practice had no impact on the Company's surplus to policyholders or its net income. In addition, there was no impact

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2011, 2010 AND 2009

                                 (000'S OMITTED)

--------------------------------------------------------------------------------


on the Company's risk based capital results as a result of this permitted practice.

On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included or incorporated by reference in Part B of this Registration Statement:

The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 44 under the Securities Act of 1933 and Amendment No. 45 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on August 26, 2011, Accession No. 0000950123-11-080493:
     -   Report of Independent Registered Public Accounting Firm

     -   Statements of Assets and Liabilities, April 30, 2011


     -   Schedules of Portfolio Investments, April 30, 2011


     -   Statements of Operations for the year ended April 30, 2011


     - Statements of Changes in Net Assets for the years ended April 30, 2011 and 2010

     -   Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in Part B of this Registration Statement:




SunAmerica Annuity and Life Assurance Company Financial Statements:


     -   Report of Independent Registered Public Accounting Firm


     -   Consolidated Balance Sheets -- December 31, 2011 and 2010


     - Consolidated Statements of Income (Loss) -- Years Ended December 31, 2011, 2010 and 2009


     - Consolidated Statements of Comprehensive Income (Loss) -- Years Ended December 31, 2011, 2010 and 2009


     - Consolidated Statements of Shareholder's Equity -- Years Ended December 31, 2011, 2010 and 2009


     - Consolidated Statements of Cash Flows -- Years Ended December 31, 2011, 2010 and 2009


     -   Notes to Consolidated Financial Statements



American Home Assurance Company Financial Statements:

     -   Report of Independent Auditors

     - Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2011 and 2010


     - Statutory Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2011, 2010 and 2009


     - Statutory Statements of Cash Flow for the years ended December 31, 2011, 2010 and 2009

     -   Notes to Statutory Basis Financial Statements

(b) Exhibits

(1)   Resolutions Establishing Separate Account.................................    1
(2)   Custody Agreements........................................................    1
(3)   (a)  Form of Distribution Contract........................................    1
      (b)  Form of Selling Agreement............................................    1
(4)   (a)  Variable Annuity Contract............................................    3
      (b)  Endorsement..........................................................    2
      (c)  Endorsement..........................................................    3
      (d)  Guaranteed Minimum Account Value Endorsement.........................    4
      (e)  Guaranteed Minimum Withdrawal Benefit Endorsement....................    5
      (f)  Death Benefit Endorsement............................................    6
      (g)  Purchase Payment Accumulation Optional Death Benefit Endorsement.....    6
      (h)  Maximum Anniversary Value Optional Death Benefit Endorsement.........    6
      (i)  Nursing Home Waiver Endorsement......................................    6
      (j)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    8
      (k)  Optional Guaranteed Minimum Withdrawal Benefit Maximum Anniversary
           Value Endorsement....................................................    10
      (l)  Optional Guaranteed Minimum Withdrawal Benefit For One Life/For Two
           Lives Endorsement....................................................    10
      (m)  Form of Extended Legacy Program Guide................................    16
(5)   (a)  Application for Contract.............................................    1
      (b)  Application for Contract.............................................    3
      (c)  Participant Enrollment Form..........................................    2
      (d)  Participant Enrollment Form..........................................    3
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation.......................    15
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation........................................................    15
      (c)  Amended and Restated Bylaws..........................................    15

(7)   Reinsurance Contract......................................................    13
(8)   Material Contracts
      (a)  Form of American Funds Insurance Series and SunAmerica Series Trust
           Master-Feeder Fund Participation Agreement...........................    12
      (b)  Form of Fidelity Variable Insurance Products Trust Fund Participation
           Agreement............................................................    14
      (c)  Form of T. Rowe Price Equity Series, Inc. Fund Participation
           Agreement............................................................    14
(9)   (a)  Opinion of Counsel and Consent of Depositor..........................    1
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company......................................    9
(10)  Consents..................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23.................................    Not Applicable
(12)  Initial Capitalization Agreement..........................................    Not Applicable
(13)  Other
      (a)  Power of Attorney
           (i) SunAmerica Annuity and Life Assurance Company Directors..........    17
           (ii) American Home Assurance Company Directors.......................    18
      (b)  General Guarantee Agreement by American Home Assurance Company.......    7
      (c)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006.........................................    11
      (d)  Notice of Termination of Support Agreement...........................    16
      (e)  Capital Maintenance Agreement of American International Group, Inc...    16



--------

1 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

2 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-08859 and 811-07727, filed on July 27, 1998, Accession No. 0001047469-98-028410.

3 Incorporated by reference to Post-Effective Amendment No. 9, File No. 333-08877, filed on September 25, 2000, Accession No. 0000912057-00-042501.

4 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 12, File Nos. 333-58234 and 811-03859, filed on April 16, 2004, Accession No. 0000950148-04-000752.

5 Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 26, File Nos. 333-08859 and 811-07727, filed on May 21, 2004, Accession
   No. 0000950148-04-000953.

6 Incorporated by reference Post-Effective Amendment No. 26 and Amendment No. 27, File Nos. 333-08859 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-005000.

7 Incorporated by reference to Post-Effective Amendments No. 30 and Amendment No. 31, File Nos. 333-08859 and 811-07727, filed on August 29, 2005,
   Accession No. 0000950129-05-008797.

8 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005,
   Accession No. 0000950129-05-009343.

9 Incorporated by reference to Post Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

10 Incorporated by reference to Post Effective Amendment No. 32 and Amendment
   No. 33, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No. 0000950129-06-004661.

11 Incorporated by reference to Post Effective Amendment No. 16 and Amendment
   No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
   Accession No. 0000950124-06-007496.

12 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-137892 and 811-03892, filed on April 26, 2007, Accession No. 0000950148-07-000101.

13 Incorporated by reference to Post-Effective Amendment No. 34 and Amendment
   No. 35, File Nos. 333-08859 and 811-07727, filed on April 30, 2007, Accession No. 0000950124-07-002485.

14 Incorporated by reference to Post-Effective Amendment No. 37 and Amendment
   No. 38, File Nos. 333-08859 and 811-07727, filed on August 27, 2008,
   Accession No. 0000950137-08-011159.

15 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009, Accession No. 0000950123-09-023939.

16 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
   Accession No. 0000950123-11-040070.


17 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   4, File Nos. 333-172003 and 811-03859, filed on April 26, 2012.



18 Incorporated by reference to Post-Effective Amendment No. 37 and Amendment
   No. 38, File Nos. 333-25473 and 811-03859, filed on April 30, 2012.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6121, unless otherwise noted.



NAME                             POSITION
----                             --------
Jana W. Greer(1)                 Director, President and Chief Executive Officer
Michael J. Akers(2)              Director and Senior Vice President
William J. Carr(5)               Director
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
William J. Kane(3)               Director
Scott H. Richland(4)             Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President and General Counsel
Timothy W. Still(1)              Senior Vice President
Edward T. Texeria(1)             Senior Vice President and Chief Accounting Officer
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Senior Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Manda Ghaferi                    Assistant Vice President
Virginia N. Puzon                Assistant Secretary



--------


  (1)  21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901


  (2)  2929 Allen Parkway, Houston, TX 77019

  (3)  10816 Andora Avenue, Chatsworth, CA 91311

  (4)  P.O. Box 297, Palos Verdes Estates, CA 90274


  (5)  147 Warrenton Drive, Houston, TX 77024


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-11-001369, filed on February 23, 2012. Exhibit 21 is incorporated herein by reference.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 1, 2012, (a) the number of Seasons contracts funded by Variable Annuity Account Five was 1,459, of which 614 were qualified contracts and 845 were non-qualified contracts; and (b) the number of Seasons Select II contracts funded by Variable Annuity Account Five was 18,140 of which 10,848 were qualified contracts and 7,292 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SunAmerica Annuity and Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account One
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven
    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine

    The United States Life Insurance Company in the City of New York -- FS Variable Separate Account


    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account One


    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Two


    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Five



    Anchor Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:

OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Chief Distribution Officer
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
James D. Siegel             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary

     --------

      * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.



     (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6121.


(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4901.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 25th day of April, 2012.


                                        VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)


                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY
                                            (On behalf of Registrant and itself)


                                        By:       /s/ MALLARY L. REZNIK
                                            ------------------------------------

                                                     MALLARY L. REZNIK,
                                            SENIOR VICE PRESIDENT & GENERAL
                                                           COUNSEL


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
JANA W. GREER*                       Director, President & Chief          April 25, 2012
-----------------------------             Executive Officer
JANA W. GREER                       (Principal Executive Officer)


MICHAEL J. AKERS*                              Director                   April 25, 2012
-----------------------------
MICHAEL J. AKERS


WILLIAM J. CARR*                               Director                   April 25, 2012
-----------------------------
WILLIAM J. CARR


N. SCOTT GILLIS*                  Director, Senior Vice President &       April 25, 2012
-----------------------------          Chief Financial Officer
N. SCOTT GILLIS                     (Principal Financial Officer)


ROGER E. HAHN*                                 Director                   April 25, 2012
-----------------------------
ROGER E. HAHN


WILLIAM J. KANE*                               Director                   April 25, 2012
-----------------------------
WILLIAM J. KANE


SCOTT H. RICHLAND*                             Director                   April 25, 2012
-----------------------------
SCOTT H. RICHLAND


STEWART R. POLAKOV*               Senior Vice President & Controller      April 25, 2012
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact               April 25, 2012
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 25th day of April, 2012.


                                        AMERICAN HOME ASSURANCE COMPANY

                                        BY: /s/ SEAN T. LEONARD
                                            ------------------------------------
                                            SEAN T. LEONARD
                                            CHIEF FINANCIAL OFFICER AND SENIOR
                                            VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----

*PETER D. HANCOCK                        Chairman and Director             April 25, 2012
------------------------------
PETER D. HANCOCK


*PETER J. EASTWOOD                      Director, President and            April 25, 2012
------------------------------          Chief Executive Officer
PETER J. EASTWOOD


*SEAN T. LEONARD                   Director, Chief Financial Officer       April 25, 2012
------------------------------         and Senior Vice President
SEAN T. LEONARD

*JAMES BRACKEN                                  Director                   April 25, 2012
------------------------------
JAMES BRACKEN


*JOHN Q. DOYLE                                  Director                   April 25, 2012
------------------------------
JOHN Q. DOYLE



*DAVID NEIL FIELDS                              Director                   April 25, 2012
------------------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG                                Director                   April 25, 2012
------------------------------
DAVID L. HERZOG


*MONIKA MARIA MACHON                            Director                   April 25, 2012
------------------------------
MONIKA MARIA MACHON


*RALPH W. MUCERINO                              Director                   April 25, 2012
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   April 25, 2012
------------------------------
SID SANKARAN


*CHRISTOPHER L. SPARRO                          Director                   April 25, 2012
------------------------------
CHRISTOPHER L. SPARRO


*MARK TIMOTHY WILLIS                            Director                   April 25, 2012
------------------------------
MARK TIMOTHY WILLIS


*BY:  /s/ SEAN T. LEONARD
      ------------------------
      SEAN T. LEONARD
      ATTORNEY-IN-FACT

                                  EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consents